SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


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         Rule 14a-6(e)(2))

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                       Transform Pack International, Inc.
                        Commission File Number: 000-31727

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              applies:_________________________________

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              applies:_____________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              _______________

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                       TRANSFORM PACK INTERNATIONAL, INC.
                       12230 FOREST HILL BLVD., SUITE 157
                              WELLINGTON, FL 33414

                         SPECIAL MEETING OF STOCKHOLDERS
                                January 30, 2004

                   NOTICE OF MEETING AND INFORMATION STATEMENT

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

     Notice is hereby given that a Special Meeting of the stockholders of Transform Pack International, Inc. has been called by the Board of Directors and will be held at 9:30 a.m. Eastern time on January 30, 2004, at 12230 Forest Hill Blvd., Conference Room One, Wellington, Florida. The Special Meeting is called to obtain stockholder approval of

     (1) The change of the state of incorporation of Transform Pack from Minnesota to Nevada through a merger with and into The Quantum Group, Inc., a Nevada company formed for that purpose, so that The Quantum Group becomes the surviving corporation;

     (2) A 1-for-10 reverse split in the outstanding common stock of Transform Pack, which will be effected in the merger with The Quantum Group by exchanging one share of The Quantum Group for every ten shares of Transform Pack;

     (3) An amendment to the Articles of Incorporation of Transform Pack to change the name of the corporation to The Quantum Group, Inc., which will be effected in the merger as a result of the Articles of Incorporation of The Quantum Group becoming the Articles of Incorporation of the surviving corporation;

     (4) An amendment to the Articles of Incorporation of Transform Pack to increase the number of authorized shares of common stock from 40,000,000 to 170,000,000 and increase the number of authorized shares of preferred stock from 5,000,000 to 30,000,000, which will be effected in the merger as a result of the Articles of Incorporation of The Quantum Group becoming the Articles of Incorporation of the surviving corporation;

     (5) An amendment to the Articles of Incorporation of Transform Pack to opt out of the application of business combination and control share acquisition restrictions imposed under state law, which will be effected in the merger as a result of the Articles of Incorporation of The Quantum Group becoming the Articles of Incorporation of the surviving corporation;

     (6) An amendment to the Articles of Incorporation of Transform Pack to allow the Board of Directors to remove a Director for cause, which will be effected in the merger as a result of the Articles of Incorporation of The Quantum Group becoming the Articles of Incorporation of the surviving corporation; and

     (7) The 2003 Incentive Equity & Option Plan adopted by the Board of Directors of Transform Pack on October 2, 2003.

The above proposals numbered (1) through (6) must all be approved in order for any to be approved. If any of proposals (1) through (6) is not approved, the remaining proposals will be rendered null and void and no action will be taken with respect thereto.

     This Information Statement is being disseminated to stockholders of Transform Pack by authority of the Board of Directors on or about January 9, 2004.

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OUTSTANDING SHARES AND VOTING RIGHTS

     RECORD DATE. Stockholders of record at the close of business on January 2, 2004 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

     SHARES OUTSTANDING. As of January 2, 2004 a total of 32,460,957 shares of our common stock were outstanding and entitled to vote at the Special Meeting. The common stock is the only class of stock entitled to notice of and to vote at the Special Meeting.

     VOTING RIGHTS AND PROCEDURES. Each outstanding share of common stock is entitled to one vote on all matters submitted to a vote of stockholders. THE STOCKHOLDERS OF TRANSFORM PACK HAVE THE RIGHT TO DISSENT TO THE PROPOSED MERGER OF TRANSFORM PACK WITH THE QUANTUM GROUP TO EFFECT A CHANGE IN TRANSFORM PACK'S STATE OF INCORPORATION TO NEVADA, AND DEMAND PAYMENT OF THE FAIR VALUE OF THEIR SHARES, WHICH IS DESCRIBED IN MORE DETAIL BELOW UNDER THE CAPTION "PROPOSAL 1. REINCORPORATION IN NEVADA."

     Our Bylaws and Minnesota law require the presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote to constitute a quorum to convene the Special Meeting. Our president, who holds a majority of our outstanding shares of common stock, intends to attend the meeting and vote for the proposal to change our state of incorporation to Nevada.

PROPOSAL 1. REINCORPORATION IN NEVADA

     The Board of Directors of Transform Pack has approved a proposal to change Transform Pack's state of incorporation from Minnesota to Nevada. Transform Pack was originally formed as a Minnesota corporation in February 1975 under the name Automated Multiple Systems, Inc., subsequently changed its name to Stylus, Inc., and then changed its name to Cybernetics, Inc. in December 1997. Throughout the early years of the corporation, its business and management were located in Minnesota. However, since 2000 the business and management of Transform Pack have been located in Moncton New Brunswick and now in Wellington, Florida. Since Transform Pack no longer has any business or management connection with the state of Minnesota, the Board of Directors determined that the corporation could benefit from changing its domicile to a state such as Nevada.

     The Board of Directors believes that Nevada encourages companies to incorporate in that state by adopting comprehensive, modern, and flexible corporate laws, which are periodically updated and revised to meet changing business needs. As a result, many corporations have initially chosen Nevada for their domicile or have subsequently reincorporated in Nevada in a manner similar to that proposed by us. Consequently, we believe the corporate laws of Nevada may be more familiar to persons that we deal with in pursuit of our business, which could facilitate the development of our business.

     The following discussion summarizes certain aspects of the proposed reincorporation of Transform Pack in Nevada. Upon approval by the stockholders, the proposed reincorporation would be effected by merging Transform Pack into The Quantum Group, Inc., which we incorporated under the laws of Nevada for the purpose of effecting the proposed merger. The merger will be accomplished pursuant to the terms of the Plan of Merger between Transform Pack and Quantum in substantially the form attached hereto as Appendix A. At the time the merger is effective the corporation that was Transform Pack will become Quantum and will be governed by the Nevada Revised Statutes and by the new Articles of Incorporation attached hereto as Appendix B and the new Bylaws attached hereto as Appendix C.

     Upon effectiveness of the merger, the outstanding common stock of Transform Pack will automatically be converted into common stock of Quantum and stockholders of Transform Pack will automatically become stockholders of Quantum. Through the merger, we intend to effect a reverse stock split, which is discussed below under "Proposal 2. Reverse Stock Split." Each certificate for the common stock of Transform Pack outstanding prior to the merger will be deemed to represent common stock of Quantum after the merger. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR TRANSFORM PACK STOCK CERTIFICATES, ALTHOUGH STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH.

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     Under Minnesota law, the affirmative vote of a majority of the outstanding shares is required for approval of the proposed merger and reincorporation. Noel
J. Guillama, our president, holds a majority of our outstanding common stock and intends to vote for the merger and reincorporation, so its approval is assured. We expect that the reincorporation will be completed as soon after the Special Meeting as practicable. However, the proposed merger and reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after stockholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable.

CERTAIN CONSEQUENCES OF THE MERGER

     In connection with the merger, Transform Pack's corporate name will be changed to The Quantum Group, Inc. The merger will not result in any other change in the name, business, management, assets, liabilities or net worth of Transform Pack. We will continue to maintain our executive offices in Wellington, Florida. The consolidated financial condition and results of operations of the Quantum immediately after consummation of the merger will be the same as those of Transform Pack immediately prior to the consummation of the merger. Through the merger each stockholder will receive one share of Quantum for each ten shares of Transform Pack now held.

     Consummation of the merger is subject to stockholder approval, which is assured because, Noel J. Guillama, an officer, director, and majority-controlling stockholder, intends to vote for the merger. Upon satisfaction of that condition, the merger will be consummated as follows:

     EFFECTIVE DATE. The merger will take effect at the later of the date on which articles of merger are filed with the Secretary of State of Nevada and Secretary of State of Minnesota, which we believe will be no later than five business days following the date of the Special Meeting (the "Effective Date"). On the Effective Date of the merger, the separate corporate existence of Transform Pack will cease, and stockholders of Transform Pack will become stockholders of the Quantum.

     MANAGEMENT AFTER THE MERGER. Upon effectiveness of the merger, the Board of Directors of Quantum will consist of those persons who are serving as directors of Transform Pack immediately prior to the merger, which are the same persons. Such persons and their respective terms of office are set forth below under the caption "Management." The directors will continue to hold office as directors of Quantum for the same term for which they would otherwise serve as directors of Transform Pack. The individuals serving as executive officers of Transform Pack immediately prior to the merger will serve as executive officers of Quantum upon the effectiveness of the merger.

     CAPITALIZATION OF QUANTUM; STOCK CERTIFICATES. The authorized number of shares of common stock of Quantum is 170,000,000, $0.001 par value, a decrease in par value from the current $0.004 par value of Transform Pack's 40,000,000 authorized shares of common stock. Quantum will also have 30,000,000 shares, $0.001 par value, of authorized but unissued preferred stock, a decrease in par value from the current $0.01 par value of Transform Pack's 5,000,000 authorized shares of preferred stock. This change in authorized capital will be submitted as a separate proposal for stockholder approval at the Special Meeting, and is discussed below under "Proposal 3. Amend Articles of Incorporation to Increase Authorized Shares."

     TRANSFORM PACK WARRANTS. Transform Pack has outstanding warrants to purchase shares of its common stock. Each warrant to purchase shares of common stock outstanding immediately prior to the merger will be converted into a warrant to purchase shares of Quantum.

     INDEBTEDNESS OF TRANSFORM PACK. All indebtedness of Transform Pack outstanding on the Effective Date will be assumed by Quantum in connection with the merger. To Transform Pack's knowledge, no indebtedness of Transform Pack will be accelerated as a result of the proposed transaction.

     TRADING OF QUANTUM COMMON STOCK. It is anticipated that quotations for Quantum common stock will be published on the OTC Bulletin Board without interruption, and that the over-the-counter market will consider the

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delivery of existing stock certificates of Transform Pack as constituting "good delivery" of shares of Quantum in transactions subsequent to the merger.

     AMENDMENT, DEFERRAL OR TERMINATION OF THE MERGER AGREEMENT. The Merger Agreement provides that the Boards of Directors of Transform Pack may amend the Merger Agreement prior to or after approval of the merger by the stockholders of Transform Pack but not later than the Effective Date; provided that no such amendment may be made that is not approved by such stockholders if it would affect the principal terms of the Merger Agreement.

     The Merger Agreement also provides that the Board of Directors of Transform Pack may terminate and abandon the merger or defer its consummation for a reasonable period, notwithstanding stockholder approval, if in the opinion of the Board of Directors, such action would be in the best interests of Transform Pack.

     FEDERAL INCOME TAX CONSEQUENCES. It is anticipated that the merger will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by holders of Transform Pack common stock or by Transform Pack or Quantum as a result of the consummation of the merger. Each holder of Transform Pack common stock will have the same tax basis in Quantum common stock received pursuant to the merger as it has in Transform Pack common stock held by it at the time of the consummation of the merger. Each stockholder's holding period with respect to Quantum Common Stock will include the period during which it held the corresponding Transform Pack common stock, provided the latter is held as a capital asset at the time of consummation of the merger. The foregoing is only a summary of the federal income tax consequences and is not tax advice. No ruling from the Internal Revenue Service and no opinion of counsel with respect to the tax consequences of the merger have been or will be sought by Transform Pack.

DIFFERENCES BETWEEN THE ARTICLES OF TRANSFORM PACK AND QUANTUM

     The legal effect of the provisions of Quantum's Articles of Incorporation and Bylaws will not be materially different from the legal effect of the provisions of Transform Pack's Articles of Incorporation and Bylaws, except for the limited items discussed below under:

          Proposal 2. Reverse Stock Split
          Proposal 3. Amend Articles of Incorporation to Change Name Proposal 4. Amend Articles of Incorporation to Increase Authorized
                      Shares
          Proposal 5. Amend Articles of Incorporation to Opt Out of Business
                      Combination and Control Share Acquisition Restrictions Proposal 6. Amend Articles of Incorporation to Allow the Board of
                      Directors to Remove a Director For Cause

DIFFERENCES BETWEEN THE CORPORATION LAWS OF NEVADA AND MINNESOTA

     In many instances, the Nevada corporate statutes are similar to the Minnesota statutes. Although it is impractical to note all of the remaining differences between the corporation statutes of Nevada and Minnesota, the most significant differences, in the judgment of management, are summarized below.

     REMOVAL OF DIRECTORS BY STOCKHOLDERS. Under Nevada law any one or all of the directors of a corporation may be removed with or without cause by the holders of not less than two-thirds of the voting power of a corporation's stock. Under Minnesota law any one or all of the directors of a corporation may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors.

     INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES. Nevada and Minnesota have very similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, except Minnesota provides for an additional condition to indemnification that the person seeking indemnification not have received any improper personal benefit.

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     Nevada and Minnesota law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The Nevada statutes provide that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or an behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. Thus, a corporation has the discretion to decide whether or not to advance expenses. Under Minnesota law, a corporation must pay expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporations and the corporation makes a specific determination that, under the facts then known, indemnification would not be precluded under the statute. Thus, a Minnesota corporation may have no discretion to decide whether or not to advance expenses.

     LIMITATION ON PERSONAL LIABILITY OF OFFICERS AND DIRECTORS. Nevada law provides that an officer or director is not liable to a corporation or its stockholders for damages for any act or failure to act unless it is proven the officer or director breached a fiduciary duty and the breach involves intentional misconduct fraud, or a knowing violation of law. Under Minnesota law the limitation of this type of liability is extended to directors, not officers, and is permissive rather than mandatory since it must be adopted in the articles of incorporation. The Articles of Incorporation of Transform Pack do contain this limitation of liability for directors.

     STOCKHOLDER DEMAND FOR REGULAR MEETING. Under the Nevada Revised Statutes if a corporation fails to elect directors within 18 months following the last election, a Nevada state court has jurisdiction upon application of any one or more stockholders holding stock entitling them to exercise 15 percent of the voting power to order an election of directors. Under Minnesota law the time period is shorter, stockholders need not pursue an election through court, and the holders of a substantially lower percentage of voting power may call for an election.

     Specifically, under Minnesota law if a regular meeting of stockholders has not been held during the immediately preceding 15 months, stockholders holding three percent or more of the voting power may demand a regular meeting of shareholders by written notice of demand given to the designated officer of the corporation. Within 30 days after receipt of the demand, the board shall cause a regular meeting of shareholders to be called and held on notice no later than 90 days after receipt of the demand, all at the expense of the corporation. If the board fails to cause a regular meeting to be called and held, the shareholders making the demand may call the regular meeting by giving notice to the stockholders, all at the expense of the corporation.

     ACTION BY STOCKHOLDERS WITHOUT MEETING. Under the Nevada Revised Statutes stockholders can take any action required or permitted to be taken at a meeting of stockholders by written consent signed by the holders of a majority of the voting power, rather than by holding a meeting or obtaining the written consent of all stockholders. Under Minnesota law stockholders can act without a meeting by written consent only if all stockholders sign the consent. Since Noel J. Guillama holds a majority of the issued and outstanding shares of Transform Pack, following the reincorporation in Nevada he will be able to take stockholder action by written consent without holding a meeting of stockholders. However, before any such action becomes effective Quantum is required under the Securities Exchange Act of 1934 to give notice of the stockholder action taken by written consent to all stockholders.

RIGHTS OF DISSENTING STOCKHOLDERS

     Stockholders who oppose the proposed merger will have the right to receive payment for the fair value of their shares under Sections 301A.471 and 302A.473 of the Minnesota Business Corporation Act, which are attached under Appendix D to this Information Statement. Under the Minnesota statutes such dissenters' rights will be available only to stockholders of Transform Pack who refrain from voting in favor of the merger and notify Transform Pack in writing prior to the vote on the merger of their intention to demand payment for their shares if the merger is effectuated (a negative vote will not itself constitute such notice). Stockholders who hold their shares beneficially, and not of record, may assert their dissenter's rights only by submitting with their written notice of dissent the written consent of the stockholder of record for their shares, and must exercise their dissenter's rights for all the shares of which they are beneficial owners.

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     If the proposed merger is approved by the required vote at the Special
Meeting, Transform Pack is required to mail a notice to all stockholders who gave due notice of their intention to demand payment and who refrained from voting in favor of the proposed action. The notice shall state where and when a demand for payment shall be sent and certificates shall be deposited in order to obtain payment, include a form for demanding payment which includes a request for certification of the date on which the stockholder or the person on whose behalf the stockholder dissents acquired beneficial ownership of the shares, and be accompanied by a copy of Sections 301A.471 and 302A.473 of the Minnesota Business Corporation statutes. The dissenting stockholders must make the demand for payment and deposit the shares to be exchanged for payment within 30 days following the date of the notice from Transform Pack.

     Within 30 days following the date on which demand for payment is received from dissenting stockholders who have deposited their certificates with Transform Pack, all in accordance with the notice of Transform Pack, Transform Pack shall remit to the dissenting stockholders the amount which Transform Pack estimates to be the fair value of the shares, with interest. The remittance shall be accompanied by: (1) Transform Pack's closing balance sheet and statements of income and stockholders' equity for a fiscal year ending not more than 16 months before the date of remittance, together with the latest available interim financial statements; (2) a statement of Transform Pack's estimate of the fair value of the shares; (3) an explanation of how the interest was calculated; (4) a statement of the dissenters' right to demand payment; and (5) a copy of Sections 301A.471 and 302A.473 of the Minnesota statutes. Transform Pack may elect, however, to withhold remittance from any dissenter with respect to shares of which the dissenter or the person on whose behalf the dissenter acts was not the beneficial owner on the date of the first announcement to the news media or to stockholders of the terms of the proposed merger.

     If the dissenting stockholders believe that the amount remitted is less than the fair value of their shares, they may, within 30 days after the date of mailing of Transform Pack's remittance, mail to Transform Pack their own estimate of the value of the deficiency. If a dissenting stockholder fails to do so, he shall be entitled to no more than the amount remitted. If a demand for payment remains unsettled for 60 days after such demand is made by a dissenting stockholder, Transform Pack shall file in an appropriate court a petition requesting that the fair value of the shares and interest thereon be determined by the court. All dissenters are entitled to judgment for the amount by which the fair value of their shares is found to exceed the amount previously remitted, with interest. If Transform Pack fails to file a petition, each dissenter who has made a demand and who has not already settled his claim against Transform Pack shall be paid by Transform Pack the amount demanded by him with interest and may sue thereafter in an appropriate court.

     The Plan of Merger provides that the Board of Directors may, in its discretion, terminate the merger notwithstanding stockholder approval. This provision enables the Board to evaluate the potential burden to Transform Pack arising from the exercise of dissenter's rights, and abandon the merger if the burden to Transform Pack is too great in the opinion of the Board.

VOTE AND RECOMMENDATION

     The affirmative vote of a majority of Transform Pack's issued and outstanding common stock is required for approval of the merger and reincorporation. A vote for approval of the reincorporation will constitute specific approval of the Merger Agreement and all other transactions and proceedings related to the reincorporation. Approval of the reincorporation will be nullified if any of the following Proposals 2 through 5 is not approved, and approval of any of Proposals 2 through 5 will be nullified if this proposal for reincorporation is not approved. The Board of Directors recommends approval of the reincorporation. Noel J. Guillama, our president, holds a majority of our outstanding common stock and intends to vote for the merger and reincorporation and Proposals 2 through 5, so approval is assured.

PROPOSAL 2. REVERSE STOCK SPLIT

     Transform Pack proposes for stockholder approval a reverse split in the issued and outstanding common stock. The reverse split will be effected through the reincorporation in the state of Nevada. In the merger, the issued and outstanding shares of Transform Pack common stock will be exchanged for Quantum common stock at

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the rate of ten shares for one share without any action on the part of the holder thereof. All shares of Quantum common stock to be issued in the merger will be fully paid and non-assessable. Fractional shares that would be issued as a result of this exchange will be rounded up to the nearest whole share. Consequently, the 32,460,957 shares of Transform Pack common stock issued and outstanding prior to the merger will be exchanged for approximately 3,246,096 shares of Quantum common stock after the merger.

     Transform Pack has outstanding warrants to purchase shares of its common stock. Each warrant to purchase shares of common stock outstanding immediately prior to the merger will be converted into a warrant to purchase one-third the number of shares of Quantum at an exercise price that is ten times the original exercise price upon the same terms and conditions as in effect immediately prior to merger.

     Each outstanding certificate representing shares of Transform Pack common stock will represent one-third the number of shares of Quantum common stock until submitted for transfer to Quantum. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF QUANTUM.

     Management is of the opinion that the reverse split is in the best interest of Transform Pack in that it will decrease the number of outstanding shares, thereby creating the potential for a higher market price in the over-the-counter market. Management believes this change will place Quantum as the surviving corporation in a more favorable position for future financings, acquisitions, and other corporate activities.

VOTE AND RECOMMENDATION

     The affirmative vote of a majority of Transform Pack's issued and outstanding common stock is required for approval of the reverse stock split, since it is to be effected through the merger of Transform Pack into The Quantum Group. Stockholder approval of the reverse stock split will be nullified if any of Proposal 1 or Proposals 3 through 6 is not approved, and approval of any of Proposal 1 or Proposals 3 through 6 will be nullified if this proposal for the reverse stock split is not approved. The Board of Directors recommends approval of the reverse stock split. Noel J. Guillama, our president, holds a majority of our outstanding common stock and intends to vote for the reverse stock split so approval, as well as the approval of all other proposals, is assured.

PROPOSAL 3. AMEND ARTICLES OF INCORPORATION TO CHANGE NAME

     Given that the Company is no longer engaged in the spice packaging and application business it conducted under the name "Transform Pack," the Board of Directors proposes for stockholder approval a name change to the name of the surviving corporation, "The Quantum Group, Inc.," since this is the name under which the corporation will promote its health record compliance products and services. The name change will be effected through the reincorporation in Nevada as a result of Quantum being the surviving corporation.

VOTE AND RECOMMENDATION

     The affirmative vote of a majority of Transform Pack's issued and outstanding common stock is required for approval of the amendment to change the name of the corporation. Stockholder approval of the amendment will be nullified if any of Proposals 1, 2, 4, 5 or 6 is not approved, and approval of any of Proposals 1, 2, 4, 5 or 6 will be nullified if this proposal to increase the number of authorized shares is not approved. The Board of Directors recommends approval of the amendment to the Articles of Incorporation to change the name of the corporation to The Quantum Group, Inc. Noel J. Guillama, our president, holds a majority of our outstanding common stock and intends to vote for the amendment so approval, as well as the approval of all other proposals, is assured.

PROPOSAL 4. AMEND ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES

     Transform Pack proposes for stockholder approval an amendment to the Articles of Incorporation to increase the number of authorized shares of common and preferred stock. The increase in authorized shares will be effected through the reincorporation in the state of Nevada as a result of Quantum being the surviving corporation. The Articles of Incorporation of Quantum authorize 170,000,000 common shares, $0.001 par value, and 30,000,000

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preferred shares, $0.001 par value, as compared to 40,000,000 common shares,
$0.004 par value, and 5,000,000 preferred shares, $0.01 par value, authorized in the Articles of Incorporation of Transform Pack. The preferred stock authorized in the Articles of Incorporation of both Quantum and Transform Pack may be issued by the Board of directors in one or more series with such rights, privileges, and preferences as the Board of Directors may specify by resolution, so there is no change in the authority of the Board of Directors to determine the characteristics of any preferred stock that may be issued.

     The Board of Directors believes the authorization of additional shares of common and preferred stock will provide Quantum as the surviving corporation with much-needed flexibility to satisfy the Company's future financing requirements. The Board does not propose to issue common stock or preferred stock for any such financing purposes at the present time. Nevertheless, the Board of Directors believes that the proposed increase is desirable so that, as the need may arise, the corporation will have more financial flexibility and be able to issue shares of common stock and preferred stock without the expense and delay of a special stockholders' meeting in connection with future opportunities for equity financings, acquisitions, management incentive and employee benefit plans, and for other corporate purposes. Authorized but unissued shares of common stock or preferred stock may be issued at such times, for such purpose and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable corporate law.

     Although the Board of Directors has no present intention of doing so, our authorized but unissued common stock or preferred stock could be issued in one or more transactions, which would make more difficult or costly, and less likely, a takeover of the corporation. Issuing additional shares of stock would also have the effect of diluting the stock ownership of persons seeking to obtain control of the corporation. Moreover, certain companies have issued rights to purchase their common stock or preferred stock, with such rights having terms designed to encourage in certain potential acquisitions negotiation with the company's board of directors. The authorized but unissued shares of common stock or preferred stock would be available for use in connection with the issuance of such rights. The increase in the authorized shares of common stock and preferred stock is not being recommended in response to any specific effort of which we are aware to obtain control of the corporation, nor is the Board of Directors currently proposing to stockholders any anti-takeover measures.

VOTE AND RECOMMENDATION

     The affirmative vote of a majority of Transform Pack's issued and outstanding common stock is required for approval of the amendment to increase the number of authorized shares. Stockholder approval of the amendment will be nullified if any of Proposals 1, 2, 3, 5 or 6 is not approved, and approval of any of Proposals 1, 2, 3, 5 or 6 will be nullified if this proposal to increase the number of authorized shares is not approved. The Board of Directors recommends approval of the amendment to the Articles of Incorporation to increase the number of authorized shares. Noel J. Guillama, our president, holds a majority of our outstanding common stock and intends to vote for the amendment so approval, as well as the approval of all other proposals, is assured.

PROPOSAL 5. AMEND ARTICLES OF INCORPORATION TO OPT OUT OF BUSINESS COMBINATION
            AND CONTROL SHARE ACQUISITION RESTRICTIONS

     Both the Nevada and Minnesota corporate statutes contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the Nevada statutes, except under certain circumstances, a corporation is not permitted to engage in a business combination with any interested stockholder following the date such stockholder became an interested stockholder for a period of three years in Nevada and four years in Minnesota. In both states an interested stockholder is a person who owns ten percent or more of the outstanding shares of voting stock. Both the Nevada and Minnesota corporate statutes disallow the exercise of voting rights with respect to control shares of an issuing corporation held by an acquiring person, unless such voting rights are conferred by a majority vote of the disinterested stockholders. Control shares are the voting shares of an issuing corporation acquired in connection with the acquisition of a controlling interest, which is defined in terms of threshold levels of voting share ownership. The voting restrictions imposed on control shares do not apply to the shares held by our President, Noel J. Guillama, since those shares were acquired directly from Transform Pack.

Both Nevada and Minnesota permit a corporation to opt out of the application of these business combinations and control share acquisition provisions by so providing in the articles of incorporation or bylaws.

     In the view of the Board of Directors, business combination and control share acquisition restrictions have a chilling effect on potential take-overs or acquisitions, whether friendly or unfriendly, which can impair the perceived value of the corporation that could accrue to the benefit of the stockholders. For this reason, Transform Pack proposes for stockholder approval an amendment to the Articles of Incorporation to opt out of the application of the Nevada business combination and control share acquisition provisions that would otherwise be applicable to Quantum following the merger. The Articles of Incorporation of Transform Pack do not contain a provision that opts out of application of the business combination and control share acquisition restrictions imposed under Minnesota law. The amendment to opt out of the application of the business combination and control share acquisition restrictions will be effected through the reincorporation in the state of Nevada as a result of Quantum being the surviving corporation.

VOTE AND RECOMMENDATION

     The affirmative vote of a majority of Transform Pack's issued and outstanding common stock is required for approval of the amendment to opt out of the application of business combination and control share acquisition restrictions imposed under state law. Stockholder approval of the amendment will be nullified if any of Proposals 1 through 4 or 6 is not approved, and approval of any of Proposals 1 through 4 or 6 will be nullified if this proposal to increase the number of authorized shares is not approved. The Board of Directors recommends approval of the amendment to the Articles of Incorporation to opt out of the application of business combination and control share acquisition restrictions imposed under state law. Noel J. Guillama, our president, holds a majority of our outstanding common stock and intends to vote for the amendment so approval, as well as the approval of all other proposals, is assured.

PROPOSAL 6. AMEND ARTICLES OF INCORPORATION TO ALLOW THE BOARD OF DIRECTORS TO
            REMOVE A DIRECTOR FOR CAUSE

     Transform Pack proposes for stockholder approval an amendment to the Articles of Incorporation to include a provision that permits removal of a Director by the remaining Directors for cause. The amendment adding the provision permitting removal of a Director will be effected through the reincorporation in the state of Nevada as a result of Quantum being the surviving corporation. There is no similar provision in the Articles of Incorporation of Transform Pack. The Board of Directors believes this provision will provide to it additional flexibility and authority to act for the benefit of stockholders on matters involving Director misconduct.

VOTE AND RECOMMENDATION

     The affirmative vote of a majority of Transform Pack's issued and outstanding common stock is required for approval of the amendment to allow the Board of Directors to remove a Director for cause. Stockholder approval of the amendment will be nullified if any of Proposals 1 through 5 is not approved, and approval of any of Proposals 1 through 5 will be nullified if this proposal permitting removal of a Director is not approved. The Board of Directors recommends approval of the amendment to the Articles of Incorporation to allow the Board of Directors to remove a Director for cause. Noel J. Guillama, our president, holds a majority of our outstanding common stock and intends to vote for the amendment so approval, as well as the approval of all other proposals, is assured.

PROPOSAL 7. APPROVAL OF 2003 INCENTIVE EQUITY & OPTION PLAN

     Our Board of Directors has adopted the 2003 Incentive Equity & Option Plan (the "2003 Plan") subject to stockholder approval. The 2003 Plan is adopted by Transform Pack and will automatically become the 2003 Plan for Quantum upon reincorporation in Nevada. The 2003 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The 2003 Plan is attached hereto as Appendix E.

PLAN DESCRIPTION

     The purpose of the 2003 Plan is to advance Transform Pack's interests by providing an additional incentive to attract and retain qualified and competent persons as employees, upon whose efforts and judgment our success is largely dependent, through the encouragement of stock ownership by these persons.

     The 2003 Plan is effective as of October 2, 2003, and unless sooner terminated by our Board of Directors in accordance with the terms of the 2003 Plan, will terminate on October 1, 2013. Employees, affiliates and/or consultants of Transform Pack and its subsidiaries, who are selected by the Stock Option committee, or if there is no Stock Option committee by the Board of Directors, may participate in the 2003 Plan.

     The 2003 Plan provides for the issuance of incentive stock options ("Incentive Stock Options"), nonqualified Stock Options ("Nonqualified Stock Options") and restricted stock. An Incentive Stock Option is an option to purchase common stock that meets the definition of "incentive stock option" set forth in Section 422 of the Internal Revenue Code. A Nonqualified Stock Option is an option to purchase common stock that meets certain requirements in the Plan but does not meet the definition of an "incentive stock option." Nonqualified Stock Options and Incentive Stock Options are sometimes referred to herein as "Options."

     Up to 5,000,000 shares of common stock may be issued pursuant to Options or restricted stock granted under the 2003 Plan. If any Option granted pursuant to the 2003 Plan terminates, expires, or is canceled or surrendered, in whole or in part, shares subject to the unexercised portion may again be issued pursuant to the exercise of Options granted under the 2003 Plan.

     The 2003 Plan is administered by a committee of two or more directors (the "Committee") or, if a Committee is not designated by the Board of Directors, by the Board of Directors as a whole. The Committee has the right to determine, among other things, the persons to whom Options are granted, the number of shares of common stock subject to Options, the exercise price of Options and the term thereof.

     All of our employees, including officers and directors and consultants, are eligible to receive grants under the 2003 Plan; however, no Incentive Stock Options may be granted to a consultant who is not also an employee of Transform Pack or any of our subsidiaries. Upon receiving grants of Options, each holder of the Options (the "Optionee") will enter into an option agreement that contains the terms and conditions deemed necessary by the Committee.

TERMS AND CONDITIONS OF OPTIONS

     OPTION PRICE

     For any Option granted under the 2003 Plan, the option price per share of common stock may be any price not less than par value per share as determined by the Committee; however, the option price per share of any Incentive Stock Option may not be less than the Fair Market Value of the common stock on the date such Incentive Stock Option is granted. Under the 2003 Plan, the "Fair Market Value" is the closing price of shares on the business day immediately preceding the date of grant; however, if the shares are not publicly traded, then the Fair Market Value will be as the Committee will in its sole and absolute discretion determine in a fair and uniform manner.

     EXERCISE OF OPTIONS

     Each Option is exercisable in such amounts, at such intervals and upon such terms as the Committee may determine. In no event may an Option be exercisable after ten years from the date of grant. Unless otherwise provided in an Option, each outstanding Option may, in the sole discretion of the Committee, become immediately fully exercisable (i) if there occurs any transaction (which will include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that our shareholders immediately before such transaction cease to own at least 51 percent of our voting stock or of any entity that results from our participation in a reorganization, consolidation, transaction, liquidation or any other form of corporate transaction; (ii) if our shareholders approve a plan of consolidation, reorganization, liquidation or dissolution in which we do not survive;

or (iii) if our shareholders approve a plan for the sale, lease, exchange or other disposition of all or substantially all our property and assets. The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any shares subject to any Option or previously acquired by the exercise of any Option. Options granted to the officers and directors under the 2003 Plan cannot be exercised unless otherwise expressly provided in any Option, until six months following the date of grant and if and only if the Optionee is in the employ of Transform Pack on such date.

     Unless further limited by the Committee in any Option, shares of common stock purchased upon the exercise of Options must be paid for in cash, by certified or official bank check, by money order, with already owned shares of common stock, or a combination of the above. The Committee, in its sole discretion, may accept a personal check in full or partial payment.

     NONTRANSFERABILITY

     Options granted under the 2003 Plan are not transferable by an Optionee other than to a family member or by will or the laws of descent and distribution, and Options are exercisable during an Optionee's lifetime only by the Optionee.

     TERMINATION OF OPTIONS

     The expiration date of an Option is determined by the Committee at the time of the grant and is set forth in the applicable Stock Option Agreement. In no event may an Option be exercisable after ten years from the date it is granted.

     The 2003 P1an provides that if an Optionee's employment is terminated for any reason other than for cause, mental or physical disability or death, then the unexercised portion of the Optionee's Options will terminate three months after such termination. If an Optionee's employment is terminated for cause, the unexercised portion of the Optionee's Options will terminate immediately upon this termination. If an Optionee's employment is terminated by reason of the Optionee's mental or physical disability, the unexercised portion of the Optionee's Options will terminate 12 months after such termination. If an Optionee's employment is terminated by reason of the Optionee's death, the unexercised portion of the Optionee's Options will terminate 12 months after the Optionee's death.

     The Committee in its sole discretion may, by giving written notice, cancel any Option that remains unexercised on the date of the consummation of certain corporate transactions that would result in the Option becoming fully exercisable. Such notice will be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

     OUTSTANDING OPTIONS

     As of the date of this Information Statement, no Options had been granted pursuant to the 2003 Plan and the Board of Directors does not propose to issue any Options at the present time.

     INCENTIVE STOCK OPTIONS

     Under the Internal Revenue Code an Optionee generally is not subject to ordinary income tax upon the grant or exercise of an Incentive Stock Option. However, an employee who exercises an Incentive Stock Option by delivering shares of common stock previously acquired pursuant to the exercise of an Incentive Stock Option is treated as making a Disqualifying Disposition (defined below) of these shares if the employee delivers the shares before the expiration of the holding period applicable to these shares. The applicable holding period is the longer of two years from the date of grant or one year from the date of exercise. The effect of this provision is to prevent "pyramiding" the exercise of an Incentive Stock Option (i.e., the exercise of the Incentive Stock Option for one share and the use of that share to make successive exercise of the Incentive Stock Option until it is completely exercised) without the imposition of current income tax.

     The amount by which the fair market value of the shares acquired at the time of exercise of an Incentive Stock Option exceeds the purchase price of the shares under such Option will be treated as an adjustment to the Optionee's alternative minimum taxable income for purposes of the alternative minimum tax. If, however, there is a Disqualifying Disposition in the year in which the Option is exercised, the maximum amount of the item of adjustment for such year is the gain on the disposition of the shares. If there is Disqualifying Disposition in a year other than the year of exercise, the dispositions will not result in an adjustment for the other year.

     If, subsequent to the exercise of an Incentive Stock Option (whether paid for in cash or in shares), the Optionee holds the shares received upon exercise for a period that exceeds (a) two years from the date such Incentive Stock Option was granted or, if later, (b) one year from the date of exercise (the "Required Holding Period"), the difference (if any) between the amount realized from the sale of such shares and the Optionee's tax basis will be taxed as long-term capital gain or loss. If the Optionee is subject to the alternative minimum tax in the year of disposition, the tax basis in his or her shares will be increased for purposes of determining his or her alternative minimum tax for that year by the amount of the item of adjustment recognized with respect to such shares in the year the Option was exercised.

     In general, if, after exercising an Incentive Stock Option, the Optionee disposes of the acquired shares before the end of the Required Holding Period (a "Disqualifying Disposition"), an Optionee would be deemed to receive ordinary income in the year of the Disqualifying Disposition in an amount equal to the excess of the fair market value of the shares at the date the Incentive Stock Option was exercised over the exercise price. If the Disqualifying Disposition is a sale or exchange which would permit a loss to be recognized under the Internal Revenue Code (were a loss in fact to be sustained), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the Optionee's ordinary income would be limited to the gain (if any) from the sale. If the amount realized upon disposition exceeds the fair market value of the shares on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on whether the holding period for such shares exceeded one year.

     Transform Pack is not allowed an income tax deduction for the grant or exercise of an Incentive Stock Option or the disposition, after the Required Holding Period, of shares acquired upon exercise. In the event of a Disqualifying Disposition, we will be allowed to deduct an amount equal to the ordinary income to be recognized by the Optionee, provided that such amount is an ordinary and necessary business expense to us and is reasonable, and we satisfy our withholding obligation for this income.

     NONQUALIFIED STOCK OPTIONS

     An Optionee granted a Nonqualified Stock Options under the 2003 Plan will generally recognize, at the date of exercise of such Nonqualified Stock Options, ordinary income equal to the difference between the exercise price and the fair market value of the shares of common stock subject to the Nonqualified Stock Options. This taxable ordinary income will be subject to Federal income tax withholding. We will be allowed to deduct an amount equal to the ordinary income to be recognized by the Optionee, provided that such amount is an ordinary and necessary business expense to us and is reasonable, and we satisfy our withholding obligation for this income.

RESTRICTED STOCK

     Restricted stock may be granted to employees or consultants. The grant may be subject to vesting or forfeiture conditions similar to the Options. Additional restrictions on transfer may be imposed.

VOTE AND RECOMMENDATION

     The affirmative vote of a majority of Transform Pack's issued and outstanding common stock represented at the Special Meeting in person or by proxy is required for approval of the 2003 Plan. The Board of Directors recommends approval of the 2003 Plan. Noel J. Guillama, our president, holds a majority of our outstanding common stock and intends to vote for approval of the 2003 Plan, so its approval is assured.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS


     The following table sets forth, as of January 2, 2004, the number and percentage of the outstanding shares of common stock that, according to the information supplied to Transform Pack, were beneficially owned by (i) each person who is currently a director, (ii) each executive officer, (iii) all current directors and executive officers as a group and (iv) each person who, to the knowledge of Transform Pack, is the beneficial owner of more than five percent of the outstanding common stock. The only persons who hold five percent or more of the outstanding common stock are also officers and directors. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.


                                              Amount/Nature
                                              of Beneficial        Percentage
Name/Address                                  Ownership of        of Beneficial
Beneficial Owner                              Common Stock          Ownership
-------------------------------------         -------------       -------------
Guillama, Noel J.(1)                           27,400,000             80.18%
12230 Forest Hill Blvd., Suite 157
Wellington, FL 33414

Guillama, Susan D.(2)                           1,520,391              4.45%

Cohen, Donald B.(3)                               989,286              2.90%

Baker, James D.(4)                                219,286              0.64%

Haggerty, Mark(5)                                 165,120              0.48%

Thorpe Jr., MD., Marion D.(6)                     216,685              0.63%

Directors and Executive                        28,202,877             82.53%
  Officers, as a Group (6 persons)

-----------------
(1) Includes (a) 27,000,000 shares held by Mr. Guillama and (b) 400,000 issuable upon the exercise of options at $.04 per share until January, 2009. Does not include 1,600,000 shares issuable upon the exercise of options at $.04 per share until October 1, 2010. (c) Includes approximately 7,000,000 shares held by Mr. Guillama to be transferred in the future to unaffiliated individuals, family members and affiliated family trusts / controlled entities of which he has total control voting control over.

(2) Includes (a) 1,220,082 shares transferable upon the exercise of options at $.001 per share on shares owned by Mr. Guillama until July 24, 2008 and
     (b) 300,309 shares transferable upon the exercise of options at $ .001 per share on shares owned by Mr. Guillama until July 24, 2008 held by Patrick
     J. Jacobs. Does not include (a) 406,695 shares transferable upon the exercise of options at $ .001 per share on shares owned by Mr. Guillama until July 24, 2009 and (b) 100,104 shares transferable upon the exercise of options at $ .001 per share on shares owned by Mr. Guillama until July 24, 2009 held by Patrick J. Jacobs.

(3) Includes (a) 450,000 shares transferable upon the exercise of options at $.001 per share on shares owned by Mr. Guillama until July 24, 2008; (b) 414,286 issuable upon the exercise of options at $.04 per share until January 1, 2009 and (c) 125,000 shares issuable through March 1, 2004. Does not include (a) 150,000 shares transferable upon the exercise of options at $.001 per share on shares owned by Mr. Guillama until July 24, 2009; (b) 475,000 shares issuable monthly at a rate of 25,000 per month until October 1, 2005; and (c) 1,085,714 shares issuable upon the exercise of options at $.04 per share until October 1, 2010.

(4) Includes (a) 25,000 shares issuable through March 1, 2004; (b) 150,000 shares transferable upon the exercise of options at $.001 per share on shares owned by Mr. Guillama until July 24, 2008 and (c) 20,000 issuable upon the exercise of options at $.04 per share until January 1, 2009. Does not include (a) 50,000 shares transferable upon the exercise of options at $.001 per share on shares owned by Mr. Guillama until July 24, 2009; (b) 283,334 shares issuable monthly at a rate of 8,333 per month until October 1, 2005; and (c) 80,000 shares issuable upon the exercise of options at $.04 per share until October 1, 2010.

(5) Includes (a) 25,000 shares issuable through March 1, 2004 (b) 18,750 shares transferable upon the exercise of options at $.001 per share on shares owned by Mr. Guillama until July 24, 2008; (c) 93,750 shares transferable upon the exercise of options at $.001 per share until July 24, 2008 held by Linda Jean Haggerty and (d) 20,000 issuable upon the exercise of options at $.04 per share until January 1, 2009. Does not include (a) 6,250 shares transferable upon the exercise of options at $.001 per share on shares owned by Mr. Guillama until July 24, 2009; (b) 31,250 shares transferable upon the exercise of options at $.001 per share until July 24, 2009 held by Linda Jean Haggerty; (c) 275,000 shares issuable quarterly at a rate of 25,000 per quarter until October 1, 2005; and (d) 80,000 shares issuable upon the exercise of options at $.04 per share until October 1, 2010.

(6) Includes (a) 127,875 shares issuable through March 1, 2004; (b) 75,000 shares transferable upon the exercise of options at $.001 per share on shares owned by Mr. Guillama until July 24, 2008 and (c) 10,000 issuable upon the exercise of options at $.04 per share until January 1, 2009. Does not include (a) 25,000 shares transferable upon the exercise of options at $.001 per share on shares owned by Mr. Guillama until July 24, 2009; (b) 202,125 shares issuable quarterly at a rate of 28,875 per quarter until October 1, 2005; and (d) 40,000 shares issuable upon the exercise of options at $.04 per share until October 1, 2010.

                        DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND OFFICERS

     The following table sets forth the names, ages, and positions with Buyers United for each of the directors and officers.

NAME                                        AGE    POSITIONS(1)                                        SINCE
----                                        ---    ------------                                        -----
Noel J. Guillama                                   Chairman, President, and Director                    2003

Susan D. Guillama                                  Vice President, Secretary, and Director              2003

Marion D. Thorpe, Jr., M.D., M.P.H.                Vice Chairman and Director                           2003

Donald B. Cohen                                    Vice President, Chief Financial Officer and          2003
                                                   Director

James D. Baker                                     Director                                             2003

Mark Haggerty                                      Director                                             2003

     All directors hold office until the next annual meeting of stockholders and until their successors are elected and qualify. Officers serve at the discretion of our Board.

NOEL J. GUILLAMA, CHAIRMAN, PRESIDENT, AND DIRECTOR

     Noel J. Guillama, was the founded of Quantum HIPAA Consulting Group, Inc. Mr. Guillama is a seasoned executive that has participated in various public and private companies in healthcare, real estate and technology, collectively raising over $75 million of capital. In addition to Quantum, Mr. Guillama is also currently a Director of TargitInteractive, Inc. of Portsmouth, New Hampshire, a leading provider of an interactive marketing. Prior, Mr. Guillama was Founder, Chairman, President and Chief Executive Officer of Metropolitan Health Networks, Inc. of West Palm Beach, Florida, (NASDAQ:MDPA) from its inception in January 16, 1996 to February 1, 2000. Metropolitan, at the time of Mr. Guillama's departure, had experienced 400 percent-annualized compounded growth, and reported revenues of $119 million with a $5 million profit in fiscal 2000. Metropolitan provides comprehensive care to over 40,000 patients on a monthly basis and is one of the largest healthcare providers in Florida. Mr. Guillama continues to be a material shareholder in MDPA. Mr. Guillama left Metropolitan to develop Quantum. From 1994 to 1995, Mr. Guillama was Vice President of Development for MedPartners, Inc. (NYSE:DRX), a Birmingham, Alabama-based physician practice. From 1991 to 1994, he served as Director and Vice President of Operations of Quality Care Networks, Inc., a South Florida based comprehensive group practice with 36 physicians and seven offices. From 1980 to 1990, Mr. Guillama served as President and Chief Executive Officer of Tektonica, Inc. At that time Tektonica was a diversified company with interests in construction, real estate, mortgage financing, and trucking in South Florida. Mr. Guillama remains Chairman of Tektonica to this date. Mr. Guillama holds active licensure as a Building Contractor, Real Estate Broker, Mortgage Broker and Insurance Broker in the State of Florida and held a NASD registration from 1990-1995. Mr. Guillama is a member of the American College of Health Care Executives, Medical Group Management Association. Mr. Guillama serves a director of the Florida International University Foundation. FIU has 34,000 students, 1,100 full-time faculty, and 95,000 alumni, making it the largest university in South Florida and placing it among the nation's 30 largest colleges and universities.

SUSAN D. GUILLAMA, VICE PRESIDENT, SECRETARY, AND DIRECTOR

     Mrs. Guillama has over 18 years of experience in consulting, human resources and facilities operations. Her extensive background encompasses a wide range of businesses. Mrs. Guillama had been a consultant with Quantum from September 2000 to April 2003, when she joined Quantum fulltime. Prior to joining Quantum, she was with ALLTEL Information Services in early 2001 through April 2003 where she lead the human resources and training departments for a national division focused on banking software solutions. Prior to this she had her own consulting organization, Jacobs Consulting, which focused on employee initiatives such as change management, outplacement and transition services, customer service and career workshops, general employment consulting, and other training initiatives. She consulted for such organizations as Hyatt Hotels, NASA, Ball Metal Manufacturing, WellBro Construction, Interactive Marketing, Coca-Cola and many others. For almost 10 years previous to this, she was the Director for People with ServiceMaster, in which she lead human resource departments for the HealthCare Services serving both hospitals and long-term care facilities, and the Business & Industry Group, focused in support services for the automotive and transportation, food processing, and manufacturing industries. These divisions were nationwide in scope with a base of over 3,500 employees in both union and non-union environments. Mrs. Guillama is a certified master trainer, recruiter and interviewer and holds certifications from Gallup, London House, DDI, and is certified by the American Institute of Baking in Food Processing, Sanitation & Hygiene. She is a member of the Greater Orlando Chamber of Commerce, Workforce 2020 planning, the Society of Human Resource Management, and the Palm Beach County HR Association. Mrs. Guillama earned her Bachelor's degree in Communication from the University of South Florida, and an Associates degree in Pre-Law. Additional professional training includes an extensive three-year executive graduate program. Mrs. Guillama is the wife of Noel J. Guillama.

MARION D. THORPE, JR., M.D., M.P.H., VICE-CHAIRMAN AND DIRECTOR

     Dr. Thorpe has a Masters in Health Policy and Administration from Chapel Hill School of Public Health. In addition, Dr. Thorpe received a Doctor of Medicine from Chapel Hill School of Medicine. Prior to joining Quantum, Dr. Thorpe was a founding member of the Florida Health Information Systems Council from 1999-2002. Dr. Thorpe was also President & CEO of Medical-Net Information Management Group (MNIMG.com). Dr. Thorpe is a legislative liaison for the organization Kidz 2000 and Beyond and assists them in establishing state and federal funding opportunities. Dr. Thorpe serves as an adjunct Professor for the University of Miami School of Medicine Department of Epidemiology.

DONALD B. COHEN, VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND DIRECTOR

     Mr. Cohen is a co-founder of Quantum. Prior to joining Quantum, he served as Chief Financial Officer of I-Titan Communications Network, Inc. a technology design and manufacturer from April 2001 through January 2002. He also served as Chief Financial Officer and Director of Metropolitan Health Networks, Inc. (NASDAQ:MDPA) from April 1996 to April 1999 and as a consultant through January 2000. Mr. Cohen was Vice President and CFO of ProSports Video Response, Inc., from 1989 to 1992, Vice President and CFO of BDS, Inc., from 1987 to 1989, and Director of Finance of Tel-Plus Communication of Southern California from 1984 to 1986. From 1993 to 1995, Mr. Cohen worked for Ocwen Financial Corporation designing and implementing a loan accounting system. Mr. Cohen has extensive experience in information systems and start-up ventures. Mr. Cohen received a Bachelor of Science degree from California State University in Northridge, and was certified as a CPA in the State of California.

JAMES D. BAKER, OUTSIDE DIRECTOR

     Mr. Baker has many years of experience as CEO and Director of several successful start-up companies. He has founded and operated several profitable computer based high technology companies where he played a key role in their launch and success. From the beginning of 2003 until the present time, Mr. Baker has been a Director, President and CEO of Q-Net Technologies, Inc. (QNTI), a public company created to introduce consumer technology and value added Internet services into the Chinese market. From 2000 until 2002, Mr. Baker was the President of TargitInteractive, Inc. a leading interactive marketing services provider that delivers millions of e-mail messages on the Internet daily for major clients such as General Motors, Mercedes, Warner Brothers, Kraft Foods, Lexus, and many other advertisers. Mr. Baker currently serves as a Director of the Company. In1997, Mr. Baker became the CEO of AegiSoft, Inc. and was instrumental in both raising the capital and running the company from its inception. AegiSoft was a digital rights management company that provided software and digital content publishers the technology to rent their products, such as software, music, movies and electronic books. In 2000, the Company was sold to Real Networks, Inc., which was using the technology in their Music.net initiative. In 1995, he founded RAPOR, Inc. and is currently on the Board of Directors. RAPOR is a manufacturer of computer-controlled doors for the security industry (www.rapor.com). RAPOR customers include IBM, Intel and the US Army. From 1991 through 1995, he served as a founder, President and CEO of Datamed Systems, Inc. a medical device EMG provider and rolled the company up into Quality Care Networks, Inc. a physician practice management company. Mr. Baker was employed from 1967 to 1981 by IBM in their MIS area and was a Project Manager of Security Systems Development. He left IBM in 1981 to form his own company, Computer Application Systems, Inc. (CASI), a Florida corporation that commercialized computer-based security systems. CASI customers included IBM, General Motors, Salomon Brothers, banks, hospitals and many Fortune 1000 firms. CASI was number 50 in the INC. 500 list of fastest growing privately held companies in the United States in 1987 and was then sold to Figgie International Inc. in September 1987. Mr. Baker worked with Figgie as a Vice President of Strategic Business Development through 1991. Mr. Baker obtained a Bachelor of Science degree in industrial management from the University of Cincinnati and pursued a master's degree in business administration at the University of Michigan.

MARK HAGGERTY, JD, OUTSIDE DIRECTOR

     Mr. Haggerty is a graduate of the University of Minnesota Law School and was in private practice as an employee, shareholder, director and youngest vice president of the Minneapolis law firm of Smith, Juster, Feikema, Haskvitz and Malmon from 1971 through 1985. During the early 70's he was a contract prosecutor and then specialized in corporate, securities and medical law. From 1985 through 1987 he acted as senior vice president and counsel to the 350-person securities firm of Miller & Schroeder Financial, Inc. of Minneapolis. From 1976 through 1987 Mr. Haggerty structured and closed over one billion dollars in financings for numerous projects including medical clinics and nursing homes through out the United States. From 1987 through 1993 Mr. Haggerty became President of Haggerty & Associates, Inc. and consulted for private companies and the US Agency for International Development in the US, Europe and Africa. From 1993 to the present he has been the President of Voice & Wireless Corporation, a fully SEC reporting public company. In 1996, Mr. Haggerty was a co-founder of Metropolitan Health Networks, Inc. and acted as Chairman of its advisory board. Mr. Haggerty is an elected county official having recently been elected to his third term as Hennepin County Parks Commissioner and serves as its Vice-Chairperson. He is a past president of the Minneapolis Chamber of Commerce and the County Bar Association there. In addition to his being licensed to practice law in the Minnesota and United States Supreme Courts, he also is licensed as a series 7 and 63 securities representative from the NASD and the SEC.

                             EXECUTIVE COMPENSATION

     Noel J. Guillama, our sole executive officer, became an executive officer at the end of May 2003 and has not received any direct or indirect compensation for services rendered on behalf of Transform Pack the since that time. Transform Pack has no agreement or understanding, express or implied, with any officer, director, or principal stockholder, or their affiliates or associates, regarding employment with Transform Pack or compensation for services.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 28, 2003, Transform Pack completed the acquisition of Quantum HIPAA Consulting Group, Inc., a Florida Corporation based in Wellington, Florida. Quantum HIPAA Consulting Group is in the business of advising the health care industry on the implementation of regulations created to comply with the Health Insurance Portability and Accountability Act of 1996 (HIPAA). Transform Pack made the acquisition by issuing 27,000,000 shares of Common Stock ($0.004 par value) to Noel J. Guillama, the sole stockholder of Quantum HIPAA Consulting Group, in exchange for all the issued and outstanding shares of Quantum HIPAA Consulting Group. As a result, Mr. Guillama is now the direct and beneficial owner of approximately 83.2 percent of the issued and outstanding shares of Transform Pack. Prior to the acquisition of Quantum HIPAA Consulting Group, there was no affiliation or other relationship between Transform Pack and Quantum HIPAA Consulting Group or Mr. Guillama.

                                  OTHER MATTERS

     As of the date of this Information Statement, the Board of Directors knows of no other matters that may come before the Special Meeting.

                                                                      Appendix A

                          AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made as of October 10, 2003, by and between Transform Pack International, Inc., a Minnesota corporation (the "Company"), and The Quantum Group, Inc., a Nevada corporation ("Quantum"). Quantum is hereinafter sometimes referred to as the "Surviving Corporation," and together with the Company are referred to as the "Constituent Corporations".

     The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, par value $0.004 ("Company Common Stock") of which 32,460,957 shares are issued and outstanding, and 5,000,000 shares of Preferred Stock, $0.01 par value ("Company Preferred Stock") of which no shares are issued or outstanding. The authorized capital stock of Quantum consists of 170,000,000 shares of Common Stock, $0.001 par value (the "Quantum Common Stock") of which no shares are issued or outstanding, and 30,000,000 shares of Preferred Stock, $0.001 par value (the "Quantum Preferred Stock") of which no shares are issued or outstanding. The directors of the Constituent Corporations deem it advisable and to the advantage of said corporations that the Company merge into Quantum upon the terms and conditions provided herein.

     NOW, THEREFORE, the parties hereby adopt the plan of reorganization encompassed by this Merger Agreement and hereby agree that the Company shall merge into Quantum on the following terms, conditions and other provisions:

1.   TERMS AND CONDITIONS.

     1.1 MERGER. The Company shall be merged with and into Quantum, which shall be the surviving corporation effective at the earlier of the date when this Merger Agreement is filed as part of the required Articles of Merger with the Secretary of State of the States of Minnesota and Nevada (the "Effective Date").

     1.2 SUCCESSION. On the Effective Date, Quantum shall succeed to all of the rights, privileges, powers, immunities and franchises and all the property, real, personal and mixed of the Company, without the necessity for any separate transfer. Quantum shall thereafter be responsible and liable for all liabilities and obligations of the Company, and neither the rights of creditors nor any liens on the property of the Company shall be impaired by the merger.

     1.3 COMMON STOCK OF THE COMPANY AND QUANTUM. Upon the Effective Date, by virtue of the merger and without any further action on the part of the Constituent Corporations or their stockholders, each ten shares of Company Common Stock issued and outstanding immediately prior to the Effective Date shall be changed and converted into and become one fully paid and non-assessable share of Quantum Common Stock, and any fractional share resulting from such conversion shall be rounded up to the nearest whole share.

     1.4 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates that prior to that time represented shares of Company Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Quantum Common Stock into which the shares of the Company represented by such certificates have been converted as provided herein and shall be so registered on the books and records of Quantum or its transfer agent. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Quantum or its transfer agents, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Quantum evidenced by such outstanding certificate as provided above.

     1.5 OPTIONS AND WARRANTS. On the Effective Date, Quantum will assume and continue all stock option plans of the Company and any successor plan or plans, and the unexercised portions of all warrants to buy Company Common Stock shall become warrants for the purchase of shares of Quantum Common Stock equal to one-third the number of shares of Company Common Stock (any right to purchase a fractional share resulting from such conversion shall be rounded up to the nearest whole share) and the exercise price per share of all warrants will be increased to ten times the original exercise price set forth in the warrants to purchase Company Common Stock.

There will be no other changes in the terms and conditions of such warrants and effective upon the Effective Date Quantum assumes the outstanding and unexercised portions of such warrants and the obligations of the Company with respect thereto.

     1.6 ACTS, PLANS, POLICIES, AGREEMENTS, ETC. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of the Company, its stockholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of Quantum and shall be as effective and binding thereon as the same were with respect to the Company.

2.   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 ARTICLES OF INCORPORATION AND BY-LAWS. The Articles of Incorporation and Bylaws of Quantum as in effect immediately prior to the Effective Date shall remain the Articles of Incorporation and Bylaws of Quantum after the Effective Date.

     2.2 DIRECTORS AND OFFICERS. On the Effective Date, the Board of Directors of Quantum will consist of the members of the Board of Directors of the Company immediately prior to the Merger. The directors will continue to hold office as directors of Quantum for the same term for which they would otherwise serve as directors of the Company. The individuals serving as executive officers of the Company immediately prior to the Merger will serve as executive officers of Quantum upon the effectiveness of the Merger.

3.   MISCELLANEOUS

     3.1 FURTHER ASSURANCES. From time to time, and when required by Quantum or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate and necessary in order to vest or perfect, or to confirm of record or otherwise, in Quantum the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company and otherwise to carry out the purposes of this Merger Agreement, and the directors and officers of the Company are fully authorized in the name and on behalf of the Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 AMENDMENT. At any time before or after approval by the stockholders of the Company, this Merger Agreement may be amended in any manner (except that any of the principal terms may not be amended without the approval of the stockholders of the Company) as may be determined in the judgment of the respective Boards of Directors of the Company and Quantum to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

     3.3 ABANDONMENT. At any time before the Effective Date, this Merger Agreement may be terminated and the merger may be abandoned by the Board of Directors of the Company, notwithstanding the approval of this Merger Agreement by the stockholders of the Company, or the consummation of the merger may be deferred for a reasonable period if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Constituent Corporations.

     3.4 GOVERNING LAW. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

         IN WITNESS WHEREOF, this agreement has been signed as of the date first above written for and on behalf of the corporate parties hereto by the undersigned thereunto duly authorized.

Transform Pack International, Inc.            The Quantum Group, Inc.

By /s/ Noel J. Guillama, President            By /s/ Noel J. Guillama, President

                                                                    Appendix B

                            ARTICLES OF INCORPORATION
                                       OF
                             THE QUANTUM GROUP, INC.

     The undersigned incorporator being a natural person more than 18 years of age acting as the sole incorporator of the above-named corporation (the "Corporation") hereby adopts the following articles of incorporation for the
Corporation:

                                    ARTICLE I
                                      NAME

     The name of the Corporation shall be: THE QUANTUM GROUP, INC.

                                   ARTICLE II
                               PERIOD OF DURATION

     The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

                                   ARTICLE III
                               PURPOSES AND POWERS

     The purpose for which the Corporation is organized is to conduct any lawful business for which a corporation may be organized under the laws of Nevada, the laws of the United States, or the laws of any other state, country, territory, nation or planet, which shall include, by way of illustration and not limitation, the following purposes:

          (a) To carry on any general mercantile or service business, and to purchase, sell, and deal in such technologies, goods, supplies, merchandise, equipment, or services as are necessary or desirable in connection therewith; to render any lawful service; to own and operate any lawful enterprise; and, to acquire, hold, and dispose of tangible or intangible personal property;

          (b) To acquire by purchase or otherwise, own, hold, lease, rent, mortgage, develop, or otherwise, to trade with and deal in real estate, lands, oil and gas leases and interests, and all other interests in lands, and all other property of every kind and nature;

          (c) To acquire, sell, and otherwise dispose of or deal in stock, bonds, mortgages, securities, notes, and commercial paper for corporations and individuals;

          (d) To borrow money and to execute notes and obligations and security contracts therefor, and to lend any of the monies or funds of the Corporation and to take evidence of indebtedness therefor, and also to negotiate loans;

          (e) To guarantee the payment of dividends or interest on any other contract or obligation of any corporation whenever proper or necessary for the business of the Corporation in the judgment of its directors; and

          (f) To do all and everything necessary, suitable, convenient, or proper for the accomplishment of any of the purposes or the attainment of any one or more of the objects herein enumerated, or incidental to the powers therein named, or which shall at any time appear conducive or expedient for the protection or benefit of the Corporation, with all the powers hereafter conferred by the laws under which this Corporation is organized.

                                   ARTICLE IV
                                AUTHORIZED SHARES

     The total number of shares of all classes of capital stock that the corporation shall have authority to issue is 200,000,000 shares. Stockholders shall not have any preemptive rights, nor shall stockholders have the right to cumulative voting in the election of directors or for any other purpose. The classes and the aggregate number of shares of stock of each class that the corporation shall have authority to issue are as follows:

          (a) 170,000,000 shares of common stock, $0.001 par value ("Common Stock");

          (b) 30,000,000 shares of preferred stock, $0.001 par value ("Preferred Stock").

     The Common Stock as issued from time to time by the Corporation shall be the class of stock required by paragraph 1 of Section 78.196 of the Nevada Revised Statutes; provided, so long as shares of Common Stock that satisfy such requirement are authorized and outstanding, additional shares of the Common Stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted from time to time by the Board of Directors, that is non-voting Common Stock.

     The Preferred Stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted from time to time by the Board of Directors; and in such resolution or resolutions providing for the issuance of shares of each particular series, the Board of Directors is also expressly authorized to fix: the right to vote, if any; the consideration for which the shares of such series are to be issued; the number of shares constituting such series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors; the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of the affairs of the corporation; the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange such shares for shares of any other class or classes or any other series of stock of the corporation or for any debt securities of the corporation and the terms and conditions, including price and rate of exchange, of such conversion or exchange; whether shares of such series shall be subject to redemption, and the redemption price or prices and other terms of redemption, if any, for shares of such series including, without limitation, a redemption price or prices payable in shares of Common Stock; the terms and amounts of any sinking fund for the purchase or redemption of shares of such series; and any and all other designations, preferences, and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof pertaining to shares of such series' permitted by law.

     The Board of Directors of the Corporation may from time to time authorize by resolution the issuance of any or all shares of the Common Stock and the Preferred Stock herein authorized in accordance with the terms and conditions set forth in these Articles of Incorporation for such purposes, in such amounts, to such persons, corporations or entities, for such consideration, and in the case of the Preferred Stock, in one or more series, all as the Board of Directors in its discretion may determine and without any vote or other action by the stockholders, except as otherwise required by law. The capital stock, after the amount of the subscription price, or par value, has been paid in shall not be subject to assessment to pay the debts of the corporation. Shares of Common Stock and Preferred Stock (including any series of Preferred Stock) may, without the approval or consent of the holders of shares of said class or series, be issued as a share dividend in respect of shares of another class or series, all as the Board of Directors in its discretion may determine.

     The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, and Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

                                    ARTICLE V
                             LIMITATION ON LIABILITY

     A director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for damages for breach of fiduciary duty resulting from (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (b) the payment of dividends in violation of section 78.300 of the Nevada Revised Statutes as it may from time to time be amended or any successor provision thereto.

                                   ARTICLE VI
                       PRINCIPAL OFFICE AND RESIDENT AGENT

     The address of the Corporation's registered office in the state of Nevada is 202 North Curry Street, Suite 100, town of Carson City, state of Nevada 89703-4121. The name of its initial resident agent in the state of Nevada is State Agent and Transfer Syndicate, Inc. Either the registered office or the resident agent may be changed in the manner provided by law.

                                   ARTICLE VII
                                   AMENDMENTS

     The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these articles of incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

                                  ARTICLE VIII
                        ADOPTION AND AMENDMENT OF BY-LAWS

     The initial bylaws of the Corporation shall be adopted by the board of directors. The power to alter, amend, or repeal the By-Laws or adopt new By-Laws shall be vested in the board of directors, but the stockholders of the Corporation may also alter, amend, or repeal the By-Laws or adopt new By-Laws. The By-Laws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Nevada now or hereafter existing.

                                   ARTICLE IX
                                    DIRECTORS

     The governing board of the Corporation shall be known as the board of directors. The number of directors comprising the board of directors shall be fixed and may be increased or decreased from time to time in the manner provided in the By-Laws of the Corporation, except that at no time shall there be less than one, nor more than eleven directors.

     A majority of the Board may remove a director for cause, replace said director or appoint new directors, to serve until the next annual shareholders meeting. The management and control of the business and property of the corporation is vested in the Board of Directors.

     The initial board of directors shall consist of six persons who are as follows:

     Noel J. Guillama                     12230 Forest Hill Boulevard, Suite 157
                                          Wellington, Florida 33414

     Susan D. Guillama                    12230 Forest Hill Boulevard, Suite 157
                                          Wellington, Florida 33414

     Marion D. Thorpe, Jr., M.D., M.P.H.  12230 Forest Hill Boulevard, Suite 157
                                          Wellington, Florida 33414

     Donald B. Cohen                      12230 Forest Hill Boulevard, Suite 157
                                          Wellington, Florida 33414

     James D. Baker                       12230 Forest Hill Boulevard, Suite 157
                                          Wellington, Florida 33414

     Mark Haggerty                        12230 Forest Hill Boulevard, Suite 157
                                          Wellington, Florida 33414

                                    ARTICLE X
                                  INCORPORATOR

     The name and mailing address of the incorporator signing these articles of incorporation is:

     NAME                                 ADDRESS

     Noel J. Guillama                     11230 Forest Hill Boulevard, Suite 157
                                          Wellington, FL 33414

     The undersigned, being the incorporator of the Corporation herein before named, hereby makes and files these articles of incorporation, declaring that the facts herein stated are true.

     DATED this 2nd day of October 2003.

                                          /s/ Noel J. Guillama
                                          --------------------
                                              Noel J. Guillama

                                                                      Appendix C

                                     BYLAWS




                                       of




                             THE QUANTUM GROUP, INC.

                                     ADOPTED





                                OCTOBER 10, 2003

                                TABLE OF CONTENTS

                               ARTICLE I. OFFICES
                               ------------------

1.01     Principal and Business offices                                    4
1.02     Registered Office                                                 4

                            ARTICLE II. SHAREHOLDERS
                            ------------------------

2.01     Annual Meeting                                                    4
2.02     Special Meeting                                                   4
2.03     Place of Meeting                                                  4
2.04     Notice of Meeting                                                 4
2.05     Closing of Transfer Books or Fixing of Record Date                5
2.06     Voting Records                                                    5
2.07     Quorum                                                            5
2.08     Conduct of Meetings                                               5
2.09     Proxies                                                           6
2.10     Voting of Shares                                                  6
2.11     Voting of Shares by Certain Holders                               6
         (a) Other Corporations                                            6
         (b) Legal Representatives and Fiduciaries                         6
         (c) Receiver                                                      6
         (d) Pledges                                                       6
         (e) Subsidiaries                                                  7

                         ARTICLE III. BOARD OF DIRECTORS
                         -------------------------------

3.01     General Powers and Number                                         7
3.02     Tenure and Qualifications                                         7
3.03     Regular Meetings                                                  7
3.04     Special Meetings                                                  7
3.05     Notice of Meetings                                                7
3.06     Quorum                                                            8
3.07     Manner of Acting                                                  8
3.08     Conduct of Meetings                                               8
3.09     Vacancies                                                         8
3.10     Compensation                                                      8
3.11     Presumption of Assent                                             8
3.12     Committees                                                        9

                              ARTICLE IV. OFFICERS
                              --------------------

4.01     Number                                                            9
4.02     Election and Term of Office                                       9
4.03     Removal                                                           9
4.04     Vacancies                                                         9
4.05     President                                                         9
4.06     Vice Presidents                                                   10
4.07     Secretary                                                         10
4.08     Treasurer                                                         10
4.09     Assistant Secretaries and Assistant Treasurers                    10
4.10     Other Assistants and Acting Officers                              11
4.11     Salaries                                                          11

                ARTICLE V. CONTRACTS, LOANS, CHECKS AND DEPOSITS
                ------------------------------------------------
5. 01    Contracts                                                         11
5. 02    Loans                                                             11
5. 03    Checks, Drafts, etc.                                              11
5. 04    Deposits                                                          12
5. 05    Voting of Securities owned by this Corporation                    12

             ARTICLE VI. CERTIFICATES FOR SHARES AND THEIR TRANSFER
             ------------------------------------------------------

6. 01    Certificate for Shares                                            12
6. 02    Facsimile signatures and Seal                                     12
6. 03    Transfer of Shares                                                12
6. 04    Restrictions on Transfer                                          13
6. 05    Lost, Destroyed or Stolen Certificates                            13
6. 06    Consideration for Shares                                          13
6. 07    Stock Regulations                                                 13

ARTICLE VII. WAIVER OF NOTICE
-----------------------------                                              13

ARTICLE VIII. UNANIMOUS CONSENT WITHOUT A MEETING
-------------------------------------------------                          13

ARTICLE IX. INDEMNIFICATION
---------------------------                                                13

ARTICLE X. SEAL
---------------                                                            14

ARTICLE XI. FISCAL YEAR
-----------------------                                                    14

ARTICLE XII. AMENDMENTS
-----------------------

12.01    By Shareholders                                                   14
12.02    By Directors                                                      14
11.03    Implied Amendments                                                14

                              ARTICLE I. OFFICES
                              ------------------

     1.01. PRINCIPAL AND BUSINESS OFFICES. The corporation may have such principal and other business offices, in the State of Nevada, as the Board of Directors may designate or as the business of the corporation may require from time to time.

     1.02. REGISTERED OFFICE. The registered office of the corporation required by the Nevada State Statues must be maintained in the State of Nevada and need not be identical with the principal office in the State of Nevada. The address of the registered office may be changed from time to time by the Board of Directors or, if within the county, by the registered agent. The business office of the registered agent of the corporation shall be identical to such registered office.

                            ARTICLE II. SHAREHOLDERS
                            ------------------------

     2.01. ANNUAL MEETING. The annual meeting of the shareholders shall be held on the first Wednesday of December in each year at 9:00 a.m., or at such other time and date as may be fixed by or under the authority of the Board of Directors, for the purpose of electing directors and for the transaction of such other business that may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Nevada, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein or fixed as herein provided, for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as convenient.

     2.02. SPECIAL MEETING. Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by statue, may be called by the President or the Board of Directors or by the person designated in the written request of the holders of not less than one-tenth of all shares of the corporation entitled to vote at the meeting, or by ten percent of the shareholders, or by any two directors or by any three officers of the corporation who are also shareholders of the corporation.

     2.03. PLACE OF MEETING. The Board of Directors may designate any place either within or outside the State of Nevada as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by shareholders controlling a minimum of 51% of the shares entitled to vote at a meeting may designate any place, whether within or outside the State of Nevada, as the place for the holding of such meeting. If no designation is made or if a special meeting be otherwise called, the place of meeting shall be the principal business office of the corporation in the State of Nevada or such other suitable place in the county of such principal office as may be designated by the person calling such meeting, but any meeting may be adjourned to reconvene at any place designated by a vote of the majority of the shares represented thereat.

     2.04. NOTICE OF MEETING. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days (unless a longer period is required by law) nor more than forty-five (45) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the person(s) calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his or her address as it appears on the stock record books of the corporation, with postage thereon prepaid. The Secretary is to cooperate with any officer, director or shareholder(s) controlling 5% of the voting stock, in the efforts to request a special shareholder meeting.

     2.05. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, forty-five (45) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than forty-five (45) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the close of business on the date on which notice of the meeting is mailed or on the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall be applied to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

     2.06. VOTING RECORDS. In the event the corporation issues its stock to more than six (6) shareholders, Nevada State Statues dealing with affiliated transactions and control-share acquisitions shall apply.

     2.07. QUORUM. Except as otherwise provided in the articles of incorporation, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting. When a specified item of business is required to be voted on by a class or series of stock, a majority of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless the vote of a greater number or voting by classes is required by the Nevada State Statues or the articles of incorporation. If less than a quorum is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     2.08. CONDUCT OF MEETINGS. The Chairman or in his absence the President, or in the President's absence, a Vice President in the order provided under Section 4.06, and in their absence, any person chosen by the shareholders present shall call the meeting of the shareholders to order and shall act as chairman of the meeting, and the Secretary shall act as secretary of all meetings of the shareholders, but, in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

     2.09. PROXIES. At all meetings of shareholders, a shareholder entitled to vote may vote in person or by proxy appointed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary before or at the time of the meeting. Unless otherwise provided in the proxy or Nevada State Statues, a proxy may be revoked at any time before it is voted, either by written notice filed with the Secretary or the acting secretary of the meeting or by oral notice given by the shareholder to the presiding officer during the meeting. The presence of a shareholder who has filed a proxy shall not of itself constitute a revocation. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. The Board of Directors shall have the power and authority to make rules as to the validity and sufficiency of proxies.

     2.10. VOTING OF SHARES. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any classes are enlarged, limited or denied by the articles or incorporation. No cumulative voting is permitted.

     2.11. VOTING OF SHARES BY CERTAIN HOLDERS.

     (a) Other Corporations. Shares standing in the name of another corporation, domestic or foreign, may be voted either in person or by proxy, by the president of such corporation or any other officer appointed by such president. A proxy executed by any principal officer of such other corporation or assistant thereto shall be conclusive evidence of the signer's authority to act, in the absence of express notice to this corporation, given in writing to the Secretary of this corporation, of the designation of some other person by the board of directors or the bylaws of such other corporation.

     (b) Legal Representatives and Fiduciaries. Shares held by an administrator, executor, guardian, conservator, or assignee for creditors may be voted by such person, either in person or by proxy. Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name. Shares standing in the name of a fiduciary may be voted by him or her either in person or by proxy. A proxy executed by a fiduciary, shall be conclusive evidence of the signer's authority to act, in the absence of express notice, given in writing to the Secretary, that such manner of voting is prohibited or otherwise directed by the document creating the fiduciary relationship.

     (c) Receiver. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name if authority to do so is contained in an appropriate court order pursuant to which such receiver was appointed.

     (d) Pledges. A shareholder whose shares are pledged shall be entitled to vote such shares in person or by proxy, until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his or her nominee shall be entitled to vote the shares so transferred.

     (e) Subsidiaries. Neither shares of the corporation's stock owned by another corporation, the majority of the voting stock of which is owned or controlled by it, nor shares of its own stock held by another corporation in a fiduciary capacity shall be voted, directly or indirectly, at any meeting; and such shares shall not be counted in determining the total number of outstanding shares at any given time.

                         ARTICLE ILL. BOARD OF DIRECTORS
                         -------------------------------

     3.01. GENERAL POWERS AND NUMBER. The business and affairs of the corporation shall be managed by its Board of Directors. The number of directors of the corporation initially shall be one (1) but may be increased to not more than eleven (11) without amendment. The number of directors may be increased or decreased from time to time by amendment to this Section adopted by the shareholders or the Board of Directors but no decrease shall have the effect of shortening the term of an incumbent director. By way of clarification and not as a limitation, the Board of Directors may add directors without shareholder approval when acquiring assets or revenues, for the company, even if it is only under an exclusive management contract.

     3.02. TENURE AND QUALIFICATIONS. Each director shall hold office until the next annual meeting of shareholders and until the director's successor shall have been elected, or until his or her prior death, resignation or removal. Any director or the entire Board of Directors may be removed from office, with or without cause, by affirmative vote of a majority of the outstanding shares entitled to vote for the election of such director to the Board of Directors. A director may resign at any time by filing a written resignation with the Secretary of the corporation. Directors need not be residents of the State of Nevada or shareholders of the corporation.

     3.03. REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held, without other notice than this bylaw, immediately after the annual meeting of shareholders, and each adjourned session thereof. The place of such regular meeting shall be the same as the place of the meeting of shareholders which precedes it, or such other suitable place as may be announced at such meeting of shareholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Nevada, for the holding of additional regular meetings without other notice than such resolution.

     3.04. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman, President or any two directors. The persons calling any special meeting of the Board of Directors may fix any place, either within or outside the State of Nevada, as the place for holding any special meeting of the Board of Directors called by them, and if no other place is fixed the place of meeting shall be the principal business office of the corporation in the State of Nevada. Special meetings may be held by means of a telephone conference circuit and connection to such circuit shall constitute presence at such meeting.

     3.05. NOTICE OF MEETINGS. Notice of each meeting of the Board of Directors (unless otherwise provided in or pursuant to Section 3.03) shall be given by written notice delivered personally or mailed or given by telephone or telegram to each director at his or her business or home address or at such other address as such director shall have designated in writing filed with the Secretary, in each case not less than 48 hours prior thereto. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company; if by telephone, at the time the call is completed. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting and objects to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     3.06. QUORUM. A majority of the number of directors as provided in Section
3.01 shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but a majority of the directors present (though less than such quorum) may adjourn the meeting from time to time without further notice.

     3.07. MANNER OF ACTING. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by the Nevada State Statues, the corporation's articles of incorporation or these bylaws.

     3.08. CONDUCT OF MEETINGS. The Chairman or in his absence the President, and in the President's absence, a Vice President in the order provided under
Section 4.06, and in their absence, any director chosen by the directors present, shall call meetings of the Board of Directors to order and shall chair the meeting. The Secretary of the corporation shall act as secretary of all meetings of the Board of Directors, but in the absence of the Secretary, the presiding officer may appoint any assistant secretary or any director or other person present to act as secretary of the meeting. Members of the Board may participate in Board or committee meetings by telephone or other electronic means and such participation shall constitute presence in person.

     3.09. VACANCIES. Any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors, may be filled until the next succeeding annual election by the affirmative vote of a majority of the directors then in office, though less than a quorum of the Board of Directors, provided, that in case of a vacancy created by removal of a director, the shareholders shall have the right to fill such vacancy at the same meeting or any adjournment thereof.

     3.10. COMPENSATION. The Board of Directors, by affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, may establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise, and the manner and time of payment thereof, or may delegate such authority to an appropriate committee. The Board of Directors also shall have authority to provide for or to delegate authority to an appropriate committee to provide for reason able pensions, disability or death benefits, and other benefits or payments to directors, officers and employees and to their estates, families, dependents or beneficiaries on account of prior services rendered by such directors, officers and employees to the corporation.

     3.11. PRESUMPTION OF ASSENT. A director who is present at a meeting of the Board of Directors or a committee thereof of which he is a member at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     3.12. COMMITTEES. The Board of Directors, by resolution adopted by the affirmative vote of a majority of the number of directors as provided in Section 3.01, may designate one or more committees, each committee to consist of three or more directors elected by the Board of Directors, which to the extent provided in said resolution as initially adopted, and as thereafter supplemented or amended by further resolution adopted by a like vote, shall have and may exercise, when the Board of Directors is not in session, the powers of the Board of Directors in the management of the business and affairs of the corporation, except action in respect to dividends to share holders, election of the principal officers or the filling of vacancies in the Board of Directors or committees created pursuant to this Section. The Board of Directors may elect one or more of its members as alternate members of any such committee who may take the place of any absent member or members at any meeting of such committee, upon request by the President or upon request by the chairman of such meeting. The Board of Directors may also establish an Advisory Board to advise it as to policy and operations. Each such committee and Advisory Board shall fix its own rules governing the conduct of its activities and shall make such reports to the Board of Directors of its activities as the Board of Directors may request.

                              ARTICLE IV. OFFICERS
                              --------------------

     4.01. NUMBER. The principal officers shall be a President and/or a CEO, one or more vice Presidents (the number and designations to be determined by the Board of Directors), a Secretary and a Treasurer aka CFO, each of whom shall be elected by the Board of Directors; the Board of Directors may elect a Chairman who if so elected shall be a principal officer. Any two or more offices may be held by the same person. The Board of Directors may designate one of the Vice Presidents as the Chief Operating Officer, Chief Operating Officer, Chief Medical Officer and any other "Chief" Officer of the Corporation. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors or the President.

     4.02. ELECTION AND TERM OF OFFICE. The officers to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor has been duly elected or until his prior death, resignation or removal.

     4.03. REMOVAL. Any officer or agent may be removed by the Board of Directors whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment shall not of itself create contract rights.

     4.04. VACANCIES. A vacancy in any principal office because of death, resignation, removal, disqualification or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.

     4.05. PRESIDENT. The President shall be the principal executive officer and, subject to the control of the Board of Directors, shall in general, supervise and control all of the business and affairs of the corporation. He or she shall preside at all meetings of the shareholders and of the Board of Directors. The President shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the corporation as he or she shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the President. The President shall have authority to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the corporation's regular business, or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or the Board of Directors, the President may authorize any Vice President or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his or her place and stead. In general he shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

     4.06. VICE PRESIDENTS. In the absence of the President, or in the event of the President's death, inability or refusal to act, or in the event for any reason it shall be impractical for the President to act personally, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation; and shall perform such other duties and have such authority as from time to time may be delegated or assigned to him or her by the President or the Board of Directors. The execution of any instrument of the corporation by any Vice President shall be conclusive evidence, as to third parties, of the Vice President's authority to act in the stead of the President.

     4.07. SECRETARY. The Secretary shall: (a) keep the minutes of the meetings of the shareholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation, if any, and see that the seal of the corporation, if any, is affixed to all documents which are authorized to be executed on behalf of the corporation under its seal, (d) keep or arrange for the keeping of a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or a Vice President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and have such other duties and exercise such authority as from time to time may be delegated or assigned to him or her by the President or by the Board of Directors.

     4.08. TREASURER. The Treasurer aka CFO shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of section 5.04; and (c) in general perform all of the duties incident to the office of Treasurer and have such other duties and exercise such other authority as from time to time may be delegated or assigned to him or her by the President or by the Board of Directors.

     4.09. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. There shall be such number of Assistant Secretaries and Assistant Treasurers as the Board of Directors or President from time to time authorizes. The Assistant Secretaries may sign, with the President or a Vice President, the certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties and have such authority as from time to time shall be delegated or assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

     4.10. OTHER ASSISTANTS AND ACTING OFFICERS. The Board of Directors and the President shall have the power to appoint any person to act as assistant to any officer, or as agent for the corporation in the officer's stead, or to perform the duties of such officer whenever for any reason it is impractical for such officer to act personally, and such assistant or acting officer or other agent so appointed by the Board of Directors or President shall have the power to perform all the duties of the office to which that person is so appointed to be assistant, or as to which he or she is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors or President.

     4.11. SALARIES. Salaries may be paid to the principal officers of the corporation at the discretion of the Board of Directors, and if so paid, shall be fixed from time to time by the Board of Directors or by a duly authorized committee thereof, and no officer shall be prevented from receiving such salary by reason of the fact that such officer is also a director of the corporation.

                ARTICLE V. CONTRACTS, LOANS, CHECKS AND DEPOSITS
                ------------------------------------------------

     5.01. CONTRACTS. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute or deliver any instrument in the name of and on behalf of the corporation, and such authorization may be general or confined to specific instances. No contract or other transaction between the corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because the votes of the interested director(s) are counted for such purpose, if (1) the fact of such relationship or interest is disclosed or known to the Board of Directors or, committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or
(2) the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or (3) the contract or transaction is fair and reasonable to the corporation. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

     5.02. LOANS. No indebtedness for borrowed money shall be contracted on behalf of the corporation and no evidences of such indebtedness shall be issued in its name unless authorized by or under the authority of a resolution of the Board of Directors. Such authorization may be general or confined to specific instances.

     5.03. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer(s), employee(s) or agents of the corporation and in such manner as shall from time to time be determined by or under the authority of a resolution of the Board of Directors.

     5.04. DEPOSITS. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as may be selected by or under the authority of a resolution of the Board of Directors.

     5.05. VOTING OF SECURITIES OWNED BY THIS CORPORATION. Subject always to the specific directions of the Board of Directors, (a) any shares or other securities issued by any other corporation and owned or controlled by this corporation may be voted at any meeting of security holders of such other corporation by the President of this corporation if he or she is present, or in the President's absence, by any Vice President of this corporation who may be present, and (b) whenever, in the judgment of the President, or in the President's absence, of any Vice President, it is desirable for this corporation to execute a proxy or written consent with respect to any shares or other securities issued by any other corporation and owned by this corporation, such proxy or consent shall be executed in the name of this corporation by the President or one of the Vice Presidents of this corporation, without necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer. Any person or persons designated in the manner above stated as the proxy or proxies of this corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this corporation the same as such shares or other securities might be voted by this corporation.

             ARTICLE VI. CERTIFICATES FOR SHARES AND THEIR TRANSFER
             ------------------------------------------------------

     6.01. CERTIFICATE FOR SHARES. Certificates representing shares of the corporation shall be in such form, consistent with law, as shall be determined by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except as provided in Section 6.05.

     6.02. FACSIMILE SIGNATURES AND SEAL. The seal of the corporation, if the corporation has elected to have a seal, on any certificates for shares may be a facsimile. The signatures of the President or a Vice President and the secretary or Assistant Secretary upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the corporation itself or an employee of the corporation.

     6.03. TRANSFER OF SHARES. Prior to due presentment of a certificate for shares for registration of transfer, the corporation may treat the registered owner of such shares as the person exclusively entitled to vote, to receive notifications and otherwise to have and exercise all the rights and power of an owner. Where a certificate for shares is presented to the corporation with a request to register for transfer, the corporation shall not be liable to the owner, or any other person suffering loss as a result of such registration of transfer if (a) there were on or with the certificate the necessary endorsements, and (b) the corporation had no duty to inquire into adverse claims or has discharged any such duty. The corporation may require reasonable assurance that said endorsements are genuine and effective and in compliance with such other regulations as may be prescribed by or under the authority of the Board of Directors. In the absence of the Board of Directors appointing an outside Transfer Agent, the Corporate Secretary shall act as the transfer agent.

     6.04. RESTRICTIONS ON TRANSFER. The face or reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction imposed by the corporation upon the transfer of such shares.

     6.05. LOST, DESTROYED OR STOLEN CERTIFICATES. Where the owner claims that his or her certificate for shares has been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the corporation has notice that such shares have been acquired by a bona fide purchaser, and (b) if required by the corporation, files with the corporation a sufficient indemnity bond, and (c) satisfies such other reasonable requirements as may be prescribed by or under the authority of the Board of Directors.

     6.06. CONSIDERATION FOR SHARES. The shares of the corporation may be issued for such consideration as shall be fixed from time to time by the Board of Directors, provided that any shares having a par value shall not be issued for a consideration less than the par value thereof. The consideration to be paid for shares may be paid in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the corporation. When payment of the consideration for which shares are to be issued shall have been received by the corporation, such shares shall be deemed to be fully paid and nonassessable by the corporation. No certificate shall be issued for any share until such share is fully paid.

     6.07. STOCK REGULATIONS. The Board of Directors shall have the power and authority to make all such rules and regulations not in violation of Nevada or Federal law as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the corporation.

                          ARTICLE VII. WAIVER OF NOTICE
                          -----------------------------

     Whenever any notice whatsoever is required to be given under the provisions of the Nevada State Statues or under corresponding provisions of the corporation's articles of incorporation or bylaws, a waiver thereof in writing, signed at any time, whether, before or after the time of the meeting, by the person or persons entitled to such notice, shall be deemed equivalent to the giving of such notice. Such waiver by a shareholder in respect of any matter of which notice is required under any provision of the Nevada State Statues shall contain the same information as would have been required to be included in such notice under any applicable provisions of said Law, except that the time and place of meeting need not be stated.

                ARTICLE VIII. UNANIMOUS CONSENT WITHOUT A MEETING
                -------------------------------------------------

     Any action required by the articles of incorporation or these bylaws or any provision of the Nevada State Statues, to be taken at a meeting, or any other action which may be taken at a meeting, may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by the requisite number of shareholders or directors under law or all of the members of a committee thereof entitled to vote with respect to the subject matter thereof and such consent shall have the same force and effect as a vote.

                           ARTICLE IX. INDEMNIFICATION
                           ---------------------------

     The corporation shall indemnify all directors and officers to the fullest extent now or hereafter permitted by the Nevada Statutes. This bylaw shall not limit the rights of such persons or other persons to indemnification as provided or permitted as a matter of law, under the Nevada Statutes or otherwise.

                                 ARTICLE X. SEAL
                                 ---------------

     The corporation has no formal corporate seal under its Articles, but the Board of Directors may provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words "Corporate Seal."

                             ARTICLE XI. FISCAL YEAR
                             -----------------------

     Except as the Board of Directors may otherwise determine, the fiscal year of the corporation shall be the year ending on the last day of October of each year.

                             ARTICLE XII. AMENDMENTS
                             -----------------------

     12.01. BY SHAREHOLDERS. These bylaws may be altered, amended or repealed and new bylaws may be adopted by the shareholders by affirmative vote of not less than a majority of the shares present or represented at an annual or special meeting of the shareholders at which a quorum is in attendance.

     12.02. BY DIRECTORS. These bylaws may also be altered, amended or repealed and new bylaws may be adopted by the Board of Directors by affirmative vote of a majority of the number of directors present at any meeting at which a quorum is in attendance; but no bylaw adopted by the shareholders shall be amended or repealed by the Board of Directors if the bylaw so adopted so provides.

     12.03. IMPLIED AMENDMENTS. Any action taken or authorized by the shareholders or by the Board of Directors, which would be inconsistent with the bylaws then in effect, but is taken or authorized by affirmative vote of not less than the number of shares or the number of directors required to amend the bylaws so that the bylaws would be consistent with such action, shall be given the same effect as though the bylaws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.

                                   CERTIFICATE
                                   -----------

     I hereby certify that the foregoing Bylaws, consisting of seventeen pages, including this page, constitute the By laws of THE QUANTUM GROUP, INC., adopted by the Board of Directors of the corporation as of October 10, 2003.

                                                 /s/ Susan D. Guillama  10/10/03
                                                 -------------------------------
                                                 Susan D. Guillama        Date
                                                 Secretary

                                                                      Appendix D

Minnesota Statutes 2001, 302A.471
---------------------------------

     302A.471 Rights of dissenting shareholders.

     Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1) alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

     (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

     (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3;

     (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

     (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

     Subd. 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

     (b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

     Subd. 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

     (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

     Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

Minnesota Statutes 2001, 302A.473
---------------------------------

     302A.473 Procedures for asserting dissenters' rights.

     Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

     (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

     (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

     (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

     Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

     Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

     Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

     (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

     Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

     (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

     (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

     Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

     Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

     Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

     (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

     (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                                                      Appendix E

                            THE QUANTUM GROUP, INC.
                            -----------------------
                       2003 INCENTIVE EQUITY & OPTION PLAN
                       -----------------------------------

1. Purpose. The purpose of The Quantum Group, Inc. 2003 INCENTIVE EQUITY & OPTION PLAN (the "Plan") is to advance the interests of The Quantum Group, Inc., a Nevada Corporation and its affiliates and subsidiaries (the "Company"), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, and upon whose efforts and judgment the success of the Company, its subsidiaries and affiliates, is largely dependent, including key employees, consultants, independent contractors, Board members, advisory board members, officers and directors, by authorizing the grant of awards of Common Stock and options to purchase Common Stock of the Company to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

2. Definitions. As used herein, the following terms shall have the meanings indicated:

     (a) "Award" means any grant or sale pursuant to the Plan of Options, Restricted Stock, or Stock Grants.

     (b) "Award Agreement" means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

     (c) "Board" shall mean the Board of Directors of the Company.

     (d) "Cause" shall mean any of the following:

          (i) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Participant to perform his or her duties as an employee of the Company;

          (ii) a determination by the Company that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

          (iii) any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof;

          (iv) a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or its personnel;

          (v) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

          (vi) if the Optionee, while employed by the Company and for two years thereafter (or such shorter period as may be stated in any employment, confidentiality or noncompete agreement with the Optionee), violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information;

PROVIDED, HOWEVER, that, if the Optionee has entered into a written employment Agreement with the Company which remains effective and which expressly provides for a termination of such Optionee's employment for "cause," the term "Cause" for purposes of this Plan shall have the meaning as set forth in the Optionee's employment agreement in lieu of the definition of "Cause" set forth in this Section 2(d).

     (e) "Change of Control" shall mean the acquisition by any person or group (as that term is defined in the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of 40% or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within one year after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of 40% or more in voting power of the outstanding stock of the Company.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (g) "Committee" shall mean the stock option or compensation committee appointed by the Board or, if not appointed, the Board.

     (h) "Common Stock" shall mean the Company's Common Stock, par value $.001 per share.

     (i) "Confidential Information" shall mean any and all information pertaining to the Company's financial condition, clients, customers, prospects, sources of prospects, customer lists, trademarks, trade names, service marks, service names, "know-how," trade secrets, products, services, details of client or consulting contracts, management agreements, pricing policies, operational methods, site selection, results of operations, costs and methods of doing business, owners and ownership structure, marketing practices, marketing plans or strategies, product development techniques or plans, procurement and sales activities, promotion and pricing techniques, credit and financial data concerning customers and business acquisition plans, that is not generally available to the public.

     (j) "Director" shall mean a member of the Board.

     (k) "Employee" shall mean any person, including Officers, Directors, consultants and independent contractors, who is either employed or engaged by the Company or any parent, affiliate or Subsidiary of the Company within the meaning of Code Section 3401(c) or the regulations promulgated there under. For purposes of any Non-Qualified Option only, any Officer or Director of the Company shall be considered an Employee even if he or she is not an employee with the meaning of the first sentence of this section.

     (l) "Fair Market Value" of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on Nasdaq or any similar system of automated dissemination of quotations of securities prices in common use, the closing sales price or, if not available the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) nor
(ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (E.G., if the Company's Common Stock is not then publicly traded or quoted), then the "Fair Market Value" of a Share shall be the fair market value (I.E., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

     (m) "Grant Date" means the date as of which an Option is granted, as determined under Section 4(a)(i).

     (n) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

     (o) "Non-Employee Directors" shall have the meaning set forth in Rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934, as amended.

     (p) "Non-Statutory Stock Option" or "Nonqualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

     (q) "Officer" shall mean the Company's chairman, chief executive officer, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an "executive officer" pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss.229.401(b)) shall be only such person designated as an "Officer" pursuant to the foregoing provisions of this paragraph.

     (r) "Option" (when capitalized) shall mean any stock option granted under this Plan.

     (s) "Optionee" shall mean a Participant to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

     (t) "Other Stock-Based Award" shall mean any award granted under Section II of the Plan.

     (u) "Participant" shall mean any Employee, non-employee Director, or consultant who receives an Award under the Plan, and upon his or her death, their successor, heirs, executors and administrators, as the case may be.

     (v) "Performance Award" shall mean any right granted under the Plan.

     (w) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     (x) "Plan" shall mean this 2003 Equity Incentive Plan of the Company, which Plan shall be effective upon approval by the Board, subject to approval, within 12 months of the date thereof by holders of a majority of the Company's issued and outstanding Common Stock of the Company.

     (y) "Restricted Stock" means a grant or sale of shares of Common Stock to the Participant subject to a Risk of Forfeiture.

     (z) "Restriction Period" means the period of time during which any grant of Restricted Stock remains at Risk of Forfeiture as described in Section 4(d) and the applicable Award Agreement.

     (aa) "Risk of Forfeiture" means a limitation on the right of the Participant to retain an Award of Restricted Stock, including a right in the Company to reacquire the Shares at less than their then Fair Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

     (bb) Stock Grant means the grant of shares of Common Stock not subject to restrictions or other forfeiture conditions.

     (cc) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (dd) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (ee) "Share" or "Shares" shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

     (ff) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (gg) "Ten Percent Owner" means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. Whether a person is a Ten Percent Owner shall be determined with respect to each Option based on the facts existing immediately prior to the grant date of such Option.

     (hh) "Affiliate" shall mean any company, partnership limited partnership, corporation, joint venture or other legal entity authorized to transact business and which the Company owns 5% or more of the equity, debt, or has the right to nominate 10% or more of the Directors or managing partners, or officers of such legal entity.

3. Shares and Options. At no time shall the number of shares of Common Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed 5,000,000 shares of Common Stock subject, however, to the provisions of
Section 10 of the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. For purposes of applying the foregoing limitation, if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or any Award of Restricted Stock should be forfeited by the recipient thereof, the shares not purchased by the Optionee or forfeited by such a recipient shall again be available for Awards thereafter to be granted under the Plan. If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Awards of Incentive Options granted prior to shareholder approval of the Plan are hereby expressly conditioned upon such approval, but in the event of the failure of the shareholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Non-Statutory Options.

4.   Specific Terms of Awards.

     (a) Options.

          (i) Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

          (ii) Exercise Price. The price at which shares may be acquired under each Incentive Option shall be not less than 90% of the Fair Market Value of Common Stock on the Grant Date, or not less than 110% of the Fair Market Value of Common Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Non-Statutory Option shall not be so limited solely by reason of this Section.

          (iii) Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Non-Statutory Option shall not be so limited solely by reason of this Section.

          (iv) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may accelerate the exercisability of such Option in whole or in part at any time, provided the acceleration of the exercisability of any Incentive Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code.

          (v) Termination of Association with the Company. Unless the Committee shall provide otherwise in the grant of a particular Option under the Plan, if the Optionee's employment or other association with the Company and its Affiliates is terminated, whether voluntarily or otherwise, any outstanding Option of the Optionee shall cease to be exercisable in any respect not later than ninety (90) days following such termination and, for the period it remains exercisable following termination, shall be exercisable only to the extent exercisable at the date of termination, provided that if the termination is for Cause, then the Option shall terminate on the date of termination. Military, sick or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee's reemployment rights, if any, are guaranteed by statute or by contract. The Committee in its sole discretion may, by giving written notice ("cancellation notice"), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 5(c) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

          (vi) Exercise of Option. An Option may be exercised by the Optionee giving written notice, to the Company, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash, or certified or bank check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, if the Committee had so authorized on the grant of any particular Option hereunder (and subject such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery of shares of Common Stock held at least six (6) months which have a Fair Market Value equal to the exercise price of the shares to be purchased. Payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program maintained by the Company if the Stock becomes traded on an established market. Receipt by the Company of such notice and payment shall constitute the exercise of the Option. Within 30 days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

          (vii) Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year does not have an aggregate Fair Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Fair Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates. Any shares of Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Non-Statutory Option, otherwise identical in its terms to those of the Incentive Option.

          (viii) Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

          (ix) Other Conditions. In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) the exercise price or prices of the Option or any installments thereof, (ii)prescribing the date or dates on which the Option becomes and/or remains exercisable, (iii) providing that the Option vests or becomes exercisable in installments over a period of time, and/or upon the attainment of certain stated standards, specifications or goals, (iv) relating an Option to the continued employment of the Optionee for a specified period of time, or (v) conditions or termination events with respect to the exercisability of any Option, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided, however, that to the extent not canceled pursuant to Section 4(a)(v) hereof, upon a Change of Control, any Options that have not yet vested shall vest upon such Change of Control. The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

     (b) Restricted Stock.

          (i) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, as is determined by the Committee.

          (ii) Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (iii) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

     "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE QUANTUM GROUP, INC.'S 2003 INCENTIVE EQUITY & OPTION PLAN AND AN AWARD AGREEMENT ENTERED INTO BY THE REGISTERED OWNER AND THE QUANTUM GROUP, INC. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF THE QUANTUM GROUP, INC."

          (iii) Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

          (iv) Restrictions and Restriction Period. During the period established by the Committee and set forth in the Award Agreement, i.e., the Restriction Period, Restricted Stock shall be subject to limitations on transferability and a Risk of Forfeiture (which may take the form of a right of the Company to repurchase the Restricted Stock for such consideration, if any, as the Committee shall have determined at grant) arising on the basis of such conditions, related to the performance of services, Company or Affiliate performance or otherwise, as the Committee may determine. Any such Risk of Forfeiture may be waived, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (v) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends with respect to the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3.

          (vi) Effect of Termination of Employment or Association. Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, upon termination of a Participant's employment or other association with the Company and its Affiliates for any reason during the Restriction Period, all shares of Restricted Stock still subject to Risk of Forfeiture shall be forfeited or subject to the Company's right of repurchase (as determined from the form of the Risk of Forfeiture); provided, however, that military, sick or other bona fide leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of ninety (90) days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract.

          (vii) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

          (c) Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

          (d) Cash Bonuses. The Committee may, in its absolute discretion, grant, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

          (e) Stock Bonuses. The Committee shall grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

5.   PERFORMANCE AWARDS.

          (a) Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a "Performance Award," which shall consist of a right that is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

          (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

          (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

6.   OTHER STOCK-BASED AWARDS.

         The Committee shall have authority to grant to Participants an "Other Stock- Based Award," which shall consist of any right that is (i) not an Award described in Sections 6 through 8 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

7.   NON-EMPLOYEE DIRECTOR AWARDS.

          The Committee may provide that all or a portion of a Non-Employee Director's annual retainer and/or meeting fees be payable (either automatically or at the election of a Non-Employee Director) in the form of Nonqualified Stock Options, Restricted Stock and/or Other Stock-Based Awards, including unrestricted Shares. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Awards. In addition, the Committee may, in its sole discretion, grant awards of Restricted Stock to Non-Employee Directors pursuant to such terms and conditions, as it may deem advisable, so long as such terms and conditions are not inconsistent with any other terms of the Plan.

8.   PROVISIONS APPLICABLE TO COVERED OFFICERS AND PERFORMANCE-BASED AWARDS.

         Notwithstanding anything in the Plan to the contrary, unless the Committee determines otherwise, all performance-based Restricted Stock Awards, Restricted Stock Units, Performance Awards, or other Stock-Based Awards shall be subject to the terms and provisions of this Section 13.

         (a) The Committee may grant Restricted Stock Awards, Restricted Stock Units, Performance Awards and Other Stock-Based Awards to Covered Officers that vest or become exercisable upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 13, performance goals shall be limited to one or more of the following Company, subsidiary, operating unit or division financial performance measures:

         (i) earnings before interest, taxes, depreciation and/or amortization
         (ii) operating income or profit
         (ii) return on equity, assets, capital, capital employed, or investment
         (iv) after tax operating income
         (v) net income
         (vi) earnings or book value per share
         (vii) cash flow(s)
         (viii) Total sales or revenues or sales or revenues per employee
         (ix) production (separate work units or SWUs)
         (x) stock price or total shareholder return
         (xi) dividends
         (xi) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures
         (viii) except in the case of Section 162(m) awards to Covered Officers, any other performance criteria established by the Committee or any combination thereof. Each goal may be expressed on an absolute and/or elative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other Companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders' equity and/or shares outstanding, or to assets or net assets.

         (b) With respect to any Participant, the maximum annual number of shares in respect of which Restricted Stock Awards, Performance Awards and Other Stock-Based Awards may be granted under the Plan is 100,000 and the maximum annual amount of any Award settled in cash is $1,000,000.

         (c) To the extent necessary to comply with Section 162(m), with respect to Restricted Stock Awards, Restricted Stock Units, Performance Awards and Other Stock-Based Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (A) select the performance goal or goals applicable to the performance period, (B) establish the various targets and bonus amounts which may be earned for such performance period and (C) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period.

9.   ADJUSTMENT OF SHARES.

     (a) Stock Dividend, Etc. In the event of any distribution on Stock payable in Stock or any split-up or contraction in the number of shares of Stock after the date of an Award Agreement evidencing an Award, the remaining number of shares of Stock subject to such Award and the price to be paid for any share subject to the Award, if any, shall be proportionately adjusted.

     (b) Stock Reclassification. In the event of any reclassification or change of outstanding shares of Stock, immediately thereafter (and subject to further adjustment for subsequent events) any outstanding Award shall thereafter relate to shares of stock or other securities equivalent in kind and value to those shares which the Participant would have received if he or she had held of record the full remaining number of shares of Stock subject to the Award immediately prior to such reclassification or change.

     (c) Consolidation or Merger. Subject to the remainder of this Section 5(c), in the event of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, immediately thereafter (and subject to further adjustment for subsequent events) any outstanding Award shall thereafter relate to shares of stock or other securities equivalent in kind and value to those shares and other securities the Participant would have received if he or she had held of record the full remaining number of shares of Stock subject to the Award immediately prior to such consolidation, merger, sale or conveyance. However, unless any Award Agreement evidencing the grant of an Option shall provide different or additional terms, in any such transaction the Committee, in its discretion, may provide instead that any outstanding Option shall terminate, to the extent not exercised by the Optionee prior to termination, either (a) at the close of a period of not less than ten (10) days specified by the Committee and commencing on the Committee's delivery of written notice to the Optionee of its decision to terminate such Option without payment of consideration as provided in the following clause or (b) as of the date of the transaction, in consideration of the Company's payment to the Optionee of an amount of cash equal to difference between the aggregate Fair Market Value of the shares of Stock for which the Option is then exercisable and the aggregate exercise price for such shares under the Option.

     (d) Other. In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.

     (e) Related Matters. Any adjustment in Awards made pursuant to this Section 5 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of option exercise prices, Risks of Forfeiture and applicable repurchase prices for Restricted Stock, which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding shares of Stock of the nature contemplated by this Section 5, the number and kind of shares of Stock available for the purposes of the Plan as stated in Section 3 shall be correspondingly adjusted.

     (f) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

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

     (g) Without limiting the generality of the foregoing, the existence of outstanding Awards granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Awards;
(iv) any purchase or issuance by the Company of Shares or other classes of Common Stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

     (h) The Participant shall receive written notice within a reasonable time prior to the consummation of such action advising the Participant of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

10. NON-TRANSFERABILITY OF AWARDS. Except as otherwise provided in this Section, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of an Award of a Non-Statutory Option or shares of Restricted Stock, provide that such Award may be transferred by the recipient to an immediate family member; provided, however, that any such transfer is without payment of any consideration whatsoever, that no transfer of an Option shall be valid unless first approved by the Committee, acting in its sole discretion, and that any Restricted Stock so transferred shall remain subject to any applicable restriction on transfer and Risk of Forfeiture. For this purpose, "immediate family member" means an individual's parents, siblings, spouse and issue, spouses of such issue and any trust for the benefit of, or the legal representative of, any of the preceding persons, or any partnership substantially all of the partners of which are one or more of such persons or the Participant.

11. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following

     (a) (i) a representation and warranty by the Participant to the Company, at the time any Option is exercised or other Award granted, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and (ii) an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable shareholders' or other agreement relating to the Shares, including, without limitation, any restrictions on sale or transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements; and

     (b) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

12.  ADMINISTRATION OF THIS PLAN.

     (a) This Plan shall be administered by a Committee which shall consist of not less than two Directors. In the event the Common Stock is listed or admitted for trading on any United States national securities exchange or as otherwise required by or advisable under any applicable laws, rules or regulations, the Plan shall be administered by a Committee consisting of not less than two Non-Employee Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee in its discretion shall deem relevant.

     (b) Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to: (i) grant Awards, (ii) determine the terms, conditions and provisions of each Award granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Award, (iii) determine the Participants to whom, and time or times at which, Awards shall be granted, (iv) determine the number of Shares to be represented by each Award, (v) defer (with the consent of the Optionee) or accelerate the exercise date of any Option or vesting date of any Stock Grant, and (vi) make all other determinations deemed necessary or advisable for the administration of this Plan, including repricing, canceling and regranting Awards.

     (c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee's determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Participants and any holders of any Awards granted under this Plan.

     (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting of the Committee or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         (e) No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

13.  INTERPRETATION.

     (a) This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

     (b) This Plan shall be governed by the laws of the State of Nevada.

     (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

     (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

     (e) Time shall be of the essence with respect to all time periods specified for the giving of notices to the Company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an option agreement).

     (f) It is intended that this Plan shall be administered in accordance with the disinterested administration requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding the above, it shall be the responsibility of each Optionee, not of the Company or the Committee, to comply with the requirements of Section 16 of the Securities Exchange Act; and neither the Company nor the Committee shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under Section 16 of the Securities Exchange Act.

14. MARKET STANDOFF OR LOCK-UP AGREEMENTS. Each Participant, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired pursuant to this Plan during the period as may be agreed to by the Company and such underwriters (the "Lock-Up Period") following the effective date of such registration. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such Lock-Up Period.

15. AMENDMENT AND DISCONTINUATION OF THIS PLAN. Either the Board or the Committee may from time to time amend this Plan or any Award without the consent or approval of the shareholders of the Company; PROVIDED, however, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Award issued hereunder shall substantially impair any Award previously granted to any Participant without the consent of such Optionee.

16. TERMINATION DATE. This Plan shall terminate 10 years after the date of adoption by the Board of Directors.